                                                                    EXHIBIT 10.1
                                                                  EXECUTION COPY



                    POST-PETITION LOAN AND SECURITY AGREEMENT



                          -----------------------------


                          DATED AS OF OCTOBER 12, 1998

                         ------------------------------



                                 CITYSCAPE CORP.
                                   AS BORROWER


                                       AND


                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                                    AS LENDER

                                TABLE OF CONTENTS

RECITALS                                                                     1


SECTION 1.  DEFINITIONS AND ACCOUNTING MATTERS                               1

  1.01  CERTAIN DEFINED TERMS                                                1

  1.02  ACCOUNTING TERMS AND DETERMINATIONS                                 16


SECTION 2.  LOANS AND PREPAYMENTS                                           16

  2.01  LOANS                                                               16

  2.02  EVIDENCE OF INDEBTEDNESS                                            16

  2.03  PROCEDURE FOR BORROWING                                             16

  2.04  LIMITATION ON TYPES OF LOANS; ILLEGALITY                            17

  2.05  REPAYMENT OF LOANS; INTEREST                                        18

  2.06  MANDATORY PREPAYMENTS OR PLEDGE                                     18

  2.07  OPTIONAL PREPAYMENTS                                                19

  2.08  INDEMNITY                                                           19

  2.09  REQUIREMENTS OF LAW                                                 19

  2.10  TAXES                                                               20

  2.11  EXTENSION OF TERMINATION DATE                                       22

  2.12  ADDITIONAL FEES                                                     22


SECTION 3  PAYMENTS; COMPUTATIONS; ETC.                                     22

  3.01  PAYMENTS                                                            22

  3.02  COMPUTATIONS                                                        23


SECTION 4.  COLLATERAL SECURITY                                             23

  4.01  COLLATERAL; SECURITY INTEREST                                       23

  4.02  FURTHER DOCUMENTATION                                               24

  4.03  CHANGES IN LOCATIONS, NAME, ETC.                                    25

  4.04  LENDER'S APPOINTMENT AS ATTORNEY-IN-FACT                            25

  4.05  PERFORMANCE BY LENDER OF BORROWER'S OBLIGATIONS                     26

  4.06  PROCEEDS                                                            26

  4.07  REMEDIES                                                            27

  4.08  LIMITATION ON DUTIES REGARDING PRESERVATION OF COLLATERAL           27

  4.09  POWERS COUPLED WITH AN INTEREST                                     27

  4.10  RELEASE OF SECURITY INTEREST                                        28

  4.11 CERTAIN BANKRUPTCY ISSUES                                            28


SECTION 5.  CONDITIONS PRECEDENT                                            28

  5.01  CONDITIONS TO INTERIM FUNDING                                       28

  5.02  CONDITIONS TO FINAL FUNDING                                         31

  5.03  INITIAL AND SUBSEQUENT LOANS                                        31


SECTION 6.  REPRESENTATIONS AND WARRANTIES                                  32

  6.01  EXISTENCE                                                           32

  6.02  LITIGATION                                                          32

  6.03  NO BREACH                                                           32

  6.04  ACTION                                                              33

  6.05  APPROVALS                                                           33

  6.06  GOOD STANDING                                                       33

  6.07  COLLATERAL; COLLATERAL SECURITY                                     34

  6.08  CHIEF EXECUTIVE OFFICE                                              34

  6.09  INSURANCE                                                           34

  6.10  FINANCIAL STATEMENTS                                                34

  6.11  ERISA                                                               35

  6.12  ACCURACY OF INFORMATION                                             35

  6.13  LOAN DOCUMENTS                                                      35

  6.14  COMPLIANCE WITH LAW, ETC                                            35

  6.15  FRAUDULENT CONVEYANCE                                               35

  6.16  INVESTMENT COMPANY ACT COMPLIANCE                                   35

  6.17  TAXES                                                               35

  6.18  MARGIN REGULATIONS                                                  35

  6.19   ORDER EXPENSES                                                     35

  6.20  EFFECTIVENESS OF ORDERS                                             36

  6.21  EXISTING OBLIGATIONS                                                36

  6.22  EXISTING PURCHASE AGREEMENTS                                        36

  6.23  REQUIRED CREDITOR APPROVAL                                          36


SECTION 7.  COVENANTS OF THE BORROWER                                       36

  7.01  FINANCIAL STATEMENTS                                                36

  7.02  REPORTS                                                             37

  7.03  COMPLIANCE WITH LAWS                                                37

  7.04  EXISTENCE, ETC.                                                     37

  7.05  NOTICES                                                             37

  7.06  COMPLIANCE WITH CUSTODIAL AGREEMENT                                 38

  7.07  BORROWING BASE DEFICIENCY; MAXIMUM CREDIT EXCESS                    38

  7.08  INSPECTION OF BOOKS AND RECORDS                                     38

  7.09  NO ASSIGNMENT                                                       38

  7.10  NO AMENDMENT TO CORPORATE DOCUMENTS                                 38

  7.11  NO CHANGE OF CONTROL                                                39

  7.12  LIMITATION ON LINES OF BUSINESS                                     39

  7.13  LIMITATION ON DISTRIBUTIONS                                         39

  7.14  LIMITATION ON GUARANTEES                                            39

  7.15  LIMITATION ON LIENS                                                 39

  7.16  FINANCIAL CONDITION COVENANTS                                       39

  7.17  NOTICE IF MORTGAGE ASSET IS FOUND DEFECTIVE                         40

  7.18  PROHIBITION OF FUNDAMENTAL CHANGES                                  40

  7.19  LIMITATION ON TRANSACTIONS WITH AFFILIATES                          40

  7.20  UNDERWRITING GUIDELINES                                             40

  7.21  SERVICING TAPE                                                      40

  7.22.  BORROWING BASE CERTIFICATE                                         40

  7.23.  AUTHORIZED OFFICERS                                                40

  7.24.  EXISTING OBLIGATIONS                                               40

  7.25.  CIT FACILITY                                                       41

  7.26.  PURCHASED LOANS                                                    41

  7.27.  SELECTION CRITERIA                                                 41


SECTION 8.  EVENTS OF DEFAULT                                               42


SECTION 9.  REMEDIES UPON DEFAULT                                           44


SECTION 10.  NO DUTY OF LENDER                                              45


SECTION 11.  MISCELLANEOUS                                                  45

  11.01  WAIVER                                                             45

  11.02  NOTICES                                                            45

  11.03  INDEMNIFICATION AND EXPENSES                                       45

  11.04  AMENDMENTS                                                         47

  11.05  SUCCESSORS AND ASSIGNS                                             47

  11.06  SURVIVAL                                                           47

  11.07  CAPTIONS                                                           47

  11.08  COUNTERPARTS                                                       47

  11.09  LOAN AGREEMENT CONSTITUTES SECURITY AGREEMENT; GOVERNING LAW       47

  11.10  WAIVER OF JURY TRIAL                                               47

  11.11  ACKNOWLEDGMENTS                                                    48

  11.12  HYPOTHECATION OR PLEDGE OF LOANS                                   48

  11.13  ASSIGNMENTS, PARTICIPATIONS                                        48

  11.14  SERVICING                                                          49

  11.15  PERIODIC DUE DILIGENCE REVIEW                                      50


    SCHEDULES
      SCHEDULE 1 Representations and Warranties re: Mortgage Assets
      SCHEDULE 2 Filing Jurisdictions and Offices
      SCHEDULE 3 List of Settlement Agents
      SCHEDULE 4 Authorized Representatives of the Borrower
      SCHEDULE 5 Other Existing Liens
      SCHEDULE 6 Existing Purchase Agreements
      EXHIBIT A Form of Custodial Agreement
      EXHIBIT B Form of Opinion of Counsel to Borrower
      EXHIBIT C Underwriting Guidelines for Home Equity Loans
      EXHIBIT D Underwriting Guidelines for High LTV Mortgage Assets EXHIBIT E Whole Loan Agreement
      EXHIBIT F Form of Borrowing Base Certificate
      EXHIBIT G Document Exception Codes
      EXHIBIT H Form of Request for Borrowing

                    POST-PETITION LOAN AND SECURITY AGREEMENT

            POST-PETITION LOAN AND SECURITY AGREEMENT, dated as of October 12, 1998, between CITYSCAPE CORP., a New York corporation and a debtor-in-possession (the "Borrower"), and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation (the "Lender").

                                    RECITALS

            The Borrower and the Lender are parties to a certain Master Loan and Security Agreement, dated as of January 1, 1997 (as amended from time to time, the "Existing Loan Agreement").

            Each of the Borrower and Cityscape Financial Corp., a Delaware corporation and a debtor-in-possession (the "Guarantor") have filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York, White Plains Division (the "Bankruptcy Court") commencing cases (respectively, the "Borrower's Case" and the "Guarantor's Case"; collectively, the "Chapter 11 Cases") on October 5, 1998 (the "Petition Date"), after having obtained acceptances from a majority in number and at least 66.67% in dollar amount of those creditors voting in each class of creditors entitled to vote to confirm a joint plan of reorganization for the Borrower and the Guarantor.

            The Borrower has requested that, during the pendancy of the Chapter 11 Cases, the Lender from time to time make revolving credit loans to it to finance certain Eligible Assets (as defined below) owned by the Borrower, and the Lender is prepared to make such loans upon the terms and conditions hereof.

            NOW, THEREFORE, the parties hereto agree as follows:

            Section 1.  Definitions and Accounting Matters.

            1.01 Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Loan Agreement in the singular to have the same meanings when used in the plural and vice versa):

            "Affiliate" shall mean any "affiliate" of the Borrower or Lender, as applicable, as such term is defined in the Bankruptcy Code in effect from time to time.

            "Affiliate Guaranty" shall mean that certain guaranty dated as of the date hereof, made by the Guarantor in favor of the Lender, as amended from time to time.

            Applicable Collateral Percentage" shall mean the applicable percentages set forth below:

                      Product                                %
                      -------                               ----
            Home Equity Mortgage Assets                     95%
            High LTV Mortgage Assets

                      Product                                %
                      -------                               ----
                  FICO < 620                                 0%
                  FICO 620-640                              80%
                  FICO > 640                                90%


            "Applicable Margin" shall mean 2.75% per annum.

            "Appraised Value" shall mean the value set forth in an appraisal made in connection with the origination of the related Mortgage Asset as the value of the Mortgaged Property.

            "Approval Order" shall mean any of the Interim Order, the Final Order and the Guarantor Order.

            "Avoidance Action" shall mean any action which seeks (a) to invalidate, avoid, subordinate or otherwise impair any claims of the Lender under the Existing Loan Agreement or under this Loan Agreement or any liens created by either facility, (b) to challenge the ownership by the Lender of the Purchased Loans or (c) to recover any transfer made to the Lender by or on behalf of the Borrower or the Guarantor.

            "Avoided Payments" shall have the meaning provided in Section
2.06(g).

            "Bankruptcy Code" shall mean the United States Bankruptcy Code of 1978, as amended from time to time.

            "Bankruptcy Court" shall have the meaning provided in the recitals hereto or any other court having jurisdiction over the Chapter 11 Cases.

            "Borrower" shall have the meaning provided in the heading hereof.

            "Borrower Carve Out Expenses" shall mean fees payable to the United States Trustee pursuant to 28 U.S.C. Section 1930(a)(6), and the allowed Fees and expenses of attorneys, accountants and other professionals retained by the Borrower and any Official Committee appointed in the Borrower's Case; provided, that Borrower Carve Out Expenses shall not include fees and expenses incurred at any time in connection with any Avoidance Actions.

            "Borrower's Case" shall have the meaning provided in the recitals hereto.

            "Borrowing Base" shall mean the aggregate Collateral Value of all Eligible Assets.

            "Borrowing Base Certificate" shall mean the certificate delivered pursuant to Section 7.23 hereof, substantially in the form of Exhibit F attached hereto.

            "Borrowing Base Deficiency" shall have the meaning provided in
Section 2.06 hereof.

            "Business Day" shall mean any day other than (i) a Saturday or Sunday or (ii) a day on which the New York Stock Exchange, the Federal Reserve Bank of New York, banking and savings and loans institutions in the states of New York or Connecticut or the Custodian is authorized or obligated by law or executive order to be closed.

            "Capital Lease Obligations" shall mean, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Loan Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

            "Carve Out Expenses" shall mean the collective reference to the Borrower Carve Out Expenses and the Guarantor Carve Out Expenses; provided, that upon the occurrence and during the continuance of an Event of Default (regardless of whether or not the Lender elects to exercise any remedies hereunder), and following notice from the Lender to the Borrower, the Guarantor and the Official Committee appointed in the Chapter 11 Cases, the maximum amount of Carve Out Expenses that shall be entitled to priority over the DIP Obligations shall be limited to $575,000 (the "Carve Out Cap"); provided, further, that after the termination of the CIT Facility and (a) the payment in full of all obligations under the CIT Facility, (b) the termination of all commitments under the CIT Facility and (c) the release of all Liens in favor of CIT, the Carve Out Cap shall be increased by the unused portion of the Professional Expense Cap (as defined in the CIT Facility) under the CIT Facility, the aggregate amount of the Carve Out Cap following any such increase not to exceed $1,150,000.

            "Case Orders" shall have the meaning provided in Section 8(n).

            "Change of Control" shall mean either (i) either Cheryl Carl or Steve Miller leave the employ of Borrower or (ii) there occurs a change of "control" of Borrower or the Guarantor, as such term is defined in the Securities Exchange Act of 1934, as amended.

            "Chapter 11 Cases" shall have the meaning provided in the recitals hereto.

            "CIT" shall mean the CIT Group/Business Credit, Inc., or an Affiliate thereof, as lender or as agent for a syndicate of lenders.

            "CIT Commitment Fee Percentage" shall mean the highest commitment fee percentage (or other comparable fee) charged by CIT pursuant to the CIT Facility on the unused portion of the maximum credit available under the CIT Facility.

            "CIT Facility" shall mean any financing facility between the Borrower and CIT or the Guarantor and CIT entered into on or after the Petition Date.

            "CIT Facility Documents" shall mean all documents evidencing or executed in connection with the CIT Facility.

            "CIT Facility Fee Percentage" shall mean the highest facility fee percentage (or other comparable fee) charged by CIT pursuant to the CIT Facility, calculated by dividing the amount of facility fee charged under the CIT Facility by the maximum credit available thereunder.

            "CIT Mortgage Loan" shall mean any mortgage loan pledged to CIT pursuant to, and financed by, the CIT Facility in which CIT is granted a first priority security interest.

            "CIT Mortgage Loan Collateral" shall have the meaning provided in
Section 4.01(c) hereof.

            "Collateral" shall mean the collective reference to the Primary Collateral, the CIT Mortgage Loan Collateral and the Other Collateral; provided, that Collateral shall not include any causes of action or proceeds of claims pursuant to Chapter 5 of the Bankruptcy Code.

            "Collateral Value" shall mean, with respect to each Mortgage Asset, the lesser of (a) the Applicable Collateral Percentage multiplied by the outstanding principal balance of such Mortgage Asset and (b) the Market Value of such Mortgage Asset; provided, that

            (i) the aggregate Collateral Value of High LTV Mortgage Assets shall not exceed the lesser of (A) $50,000,000 and (B) 50% of the Maximum Credit as in effect;

            (ii) the aggregate Collateral Value of Delinquent Mortgage Assets that are Home Equity Mortgage Assets shall not exceed the lesser of (A) $5,000,000 and (B) 5% of the Maximum Credit as in effect; and

            (iii) the Collateral Value shall be deemed to be zero with respect to each Mortgage Asset as to which the Lender reasonably determines:

                  (1) in respect of which there is a material breach of a
            representation and warranty set forth on Schedule 1 (assuming each representation and warranty is made as of the date Collateral Value is determined),

                  (2) in respect of which there is a delinquency in the payment of principal and/or interest which continues for a period in excess of 59 days (without regard to any applicable grace periods),

                  (3) which remains pledged to the Lender hereunder later than
            90 days after the date on which it is first included in the Collateral,

                  (4) which has been released from the possession of the
            Custodian under the applicable Custodial Agreement to the Borrower for a period in excess of 14 days,

                  (5) as to which (A) the related Mortgage Note or the related
            Mortgage is not genuine or is not the legal, valid, binding and enforceable obligation of the maker thereof, subject to no right of rescission, set-off, counterclaim or defense, or (B) such Mortgage, is not a valid, subsisting, enforceable and perfected first, second or third lien on the Mortgaged Property,

                  (6) in respect of which the related Mortgage Note has been extinguished under relevant state law in connection with a judgment of foreclosure or foreclosure sale or otherwise,

                  (7) in respect of which the related Mortgaged Property is the subject of a foreclosure proceeding,

                  (8) in respect of which the related Mortgagor is the subject of a bankruptcy proceeding, or

                  (9) which is a Delinquent Mortgage Asset that is a High LTV
            Mortgage Asset.

            "Consolidated Unsecured Indebtedness" shall mean, for any Person, as of any date of determination, all obligations and liabilities of such Person and its consolidated Subsidiaries which (i) in accordance with GAAP, would be included in determining total liabilities of such Person and its Consolidated Subsidiaries as shown on the liability side of such Person's balance sheet and
(ii) are not secured by the grant of a lien upon, or security interest in, any interest in property. For the purpose of this determination: (x) Consolidated Unsecured Indebtedness of the Borrower shall include all outstanding principal and accrued and unpaid interest on Indebtedness of the Borrower to the Guarantor and (y) the Consolidated Unsecured Indebtedness of the Guarantor shall include all outstanding principal and accrued and unpaid interest on Indebtedness owed by the Guarantor under the 12 -3/4% senior notes due 2004 and under the 6% subordinated convertible debentures due 2006 issued by the Guarantor.

            "Costs" shall have the meaning provided in Section 11.03(a) hereof.

            "Custodial Agreement" shall mean either (i) the First Trust Custodial Agreement or (ii) the U.S. Bank Trust Custodial Agreement.

            "Custodian" shall mean (i) with respect to the First Trust Custodial Agreement, First Trust National Association and its successors and permitted assigns thereunder and (ii) with respect to the U.S. Bank Trust Custodial Agreement, U.S. Bank Trust and its successors and permitted assigns thereunder.

            "Default" shall mean an Event of Default or an event that with notice or lapse of time or both would become an Event of Default.

            "Delinquent Mortgage Asset" shall mean an Eligible Asset for which the applicable Monthly Payment is more than 29 days, but no more than 59 days delinquent and with respect to which the related Mortgaged Property is not the subject of a foreclosure proceeding and with respect to which the related Mortgagor is not the subject of a bankruptcy proceeding.

            "DIP Obligations" shall have the meaning provided in Section 4.01(e) hereof.

            "Disposition" shall mean, with respect to any Mortgage Asset, any of the following: (i) the sale or securitization of such Mortgage Asset; (ii) the release of such Mortgage Asset from the Lien securing the DIP Obligations in connection with the termination of this Loan Agreement for any reason whatsoever (including the final maturity thereof); and (iii) the release of such Mortgage Asset from the Lien securing this Loan Agreement in connection with a full or partial payment of the Loans outstanding under this Loan Agreement or a substitution therefor of other Mortgage Assets.

            "Disposition Date" shall mean the date on which a Disposition is consummated.

            "Dollars" and "$" shall mean lawful money of the United States of America.

            "Due Date" means the day of the month on which the Monthly Payment is due on a Mortgage Asset, exclusive of any days of grace.

            "Due Diligence Review" shall mean the performance by the Lender of any or all of the reviews permitted under Section 11.15 hereof with respect to any or all of the Mortgage Assets, as desired by the Lender from time to time.

            "Eligible Asset" shall mean a Mortgage Asset secured by a first, second or third mortgage lien on a one-to-four family residential property, as to which the representations and warranties in Section 6.07 and in Schedule 1, as applicable, hereof are correct in all material respects.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

            "ERISA Affiliate" shall mean any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which the Borrower is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and
Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which the Borrower is a member.

            "Event of Default" shall have the meaning provided in Section 8 hereof.

            "Exception" shall have the meaning provided for such term in the First Trust Custodial Agreement.

            "Exception Report" shall mean the exception report prepared by the Custodian pursuant to the applicable Custodial Agreement.

            "Existing Loan" shall mean, at any time, any then outstanding loan made by the Lender to the Borrower pursuant to the Existing Loan Agreement.

            "Existing Loan Agreement" shall have the meaning provided in the recitals hereto.

            "Existing Obligations" shall mean the obligations of the Borrower to the Lender under the Existing Loan Agreement and all related documents and instruments.

            "Existing Pledge Agreement" shall mean the Pledge Agreement, dated as of February 3, 1998, between the Borrower and CIT, and acknowledged by the Lender, as it may have been amended from time to time.

            "Existing Purchase Agreement" shall mean each of the agreements listed on Schedule 6 hereto.

            "Federal Funds Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Lender from three federal funds brokers of recognized standing selected by it.

            "Final Effective Date" shall mean the date on which the conditions precedent set forth in Section 5.02 have been satisfied.

            "Final Maximum Credit" shall mean, during the period covered by the Final Order, the excess, if any, of $100,000,000 over the sum of (i) the aggregate outstanding principal balance of Existing Loans (after giving effect to any repayment of such Existing Loans which will be made in conjunction and contemporaneously with any borrowing pursuant to this Loan Agreement) and (ii) without duplication, the aggregate outstanding principal amount of Purchased Loans that have not been resold by the Lender and with respect to which the Borrower has not yet transferred servicing rights to a successor servicer.

            "Final Order" shall mean the order of the Bankruptcy Court in the Borrower's Case granting final approval for this Loan Agreement.

            "Final Period" shall mean the period of time during which the Final Order is in effect.

            "Financial Statements" shall mean those documents to be delivered pursuant to Section 7.01 hereof.

            "First Trust Custodial Agreement" shall mean that certain Custodial Agreement, dated as of the date hereof, among the Borrower, First Trust National Association and the Lender, substantially in the form of Exhibit A-1, as the same shall be modified and supplemented and in effect from time to time.

            "Funding Date" shall mean the date on which a Loan is made hereunder.

            "GAAP" shall mean generally accepted accounting principles as in effect from time to time in the United States.

            "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over the Borrower, any of its Subsidiaries or any of its properties.

            "Guarantee" shall mean, as to any Person, any obligation of such Person directly or indirectly guaranteeing any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other Person or otherwise protecting the holder of such Indebtedness against loss (whether by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, or to take-or-pay or otherwise); provided that the term "Guarantee" shall not include (i) endorsements for collection or deposit in the ordinary course of business, or (ii) obligations to make servicing advances for delinquent taxes and insurance or other obligations in respect of a Mortgaged Property, to the extent required by the Lender. The amount of any Guarantee of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith. The terms "Guarantee" and "Guaranteed" used as verbs shall have correlative meanings.

            "Guarantor" shall have the meaning provided in the recitals hereof.

            "Guarantor Carve Out Expenses" shall mean fees payable to the United States Trustee pursuant to 28 U.S.C. Section 1930(a)(6), and the allowed Fees and expenses of attorneys, accountants and other professionals retained by the Guarantor and any Official Committee appointed in the Guarantor's Case; provided, that Guarantor Carve Out Expenses shall not include fees and expenses incurred at any time in connection with any Avoidance Action.

            "Guarantor Obligations" shall have the meaning provided in
Section 5.01(c)(ii).

            "Guarantor's Case" shall have the meaning provided in the recitals hereof.

            "Guaranty Order" shall mean an order of the Bankruptcy Court in form and substance acceptable to the Lender that approves the Affiliate Guaranty.

            "High LTV Mortgage Asset" shall mean a Mortgage Asset underwritten in accordance with the Borrower's Sav-a-Loan underwriting guidelines attached as Exhibit D hereto.

            "Home Equity Mortgage Asset" shall mean all of Borrower's right, title and interest in and to a mortgage loan secured by a mortgage on a one-to four-family residence, which shall bear either fixed or adjustable rates of interest and shall have been underwritten in accordance with the underwriting guidelines attached as Exhibit C or otherwise approved by Lender, other than a High LTV Mortgage Asset.

            "Indebtedness" shall mean, for any Person: (i)(a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 120 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) Capital Lease Obligations of such Person; (f) obligations of such Person under repurchase agreements or like arrangements; (g) Indebtedness of others Guaranteed by such Person; (h) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; and (i) Indebtedness of general partnerships of which such Person is a general partner minus (ii) securities sold but not yet purchased.

            "Indemnified Person" shall have the meaning provided in Section 11.03(a).

            "Insured Closing Letter" shall mean a closing letter issued by the Settlement Agent with respect to the funding of a Mortgage Asset by the Borrower.

            "Interest Period" shall mean, with respect to any Loan, each period commencing on the date such Loan is made and ending on the date one month thereafter, except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (i) no Interest Period may begin before and end after the Termination Date; (ii) each Interest Period that would otherwise end on a day that is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and (iii) notwithstanding clause (i) above, no Interest Period for any Loan of one month shall have a duration of less than one month and, if the Interest Period for any Loan would otherwise be a shorter period, such Loan shall not be available for such period.

            "Interest Rate Protection Agreement" shall mean, with respect to any or all of the Mortgage Assets, any interest rate swap, cap or collar agreement or similar arrangements or any other transaction including, without limitation, the sale of United States treasury securities, providing for, in each case, protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by the Borrower with an Affiliate of the Lender or such other Person acceptable to the Lender and reasonably acceptable to the Lender.

            "Interim Effective Date" shall mean the date on which the conditions precedent set forth in Section 5.01 have been satisfied.

            "Interim Maximum Credit" shall mean, during the period covered by the Interim Order, the lesser of (i) the excess, if any, of $100,000,000 over the sum of (A) the aggregate outstanding principal balance of Existing Loans (after giving effect to any repayment of such Existing Loans which will be made in conjunction and contemporaneously with any borrowing pursuant to this Loan Agreement) and (B) without duplication, the aggregate outstanding principal amount of Purchased Loans that have not been resold by the Lender and with respect to which the Borrower has not yet transferred servicing rights to a successor servicer and (ii) the amount authorized by the Interim Order.

            "Interim Order" shall mean the order of the Bankruptcy Court in the Borrower's Case granting interim approval for this Loan Agreement.

            "Interim Period" shall mean the period of time during which the Interim Order is in effect (but shall not include the Final Period).

            "Lender" shall have the meaning provided in the heading hereto.

            "LIBO Reserve Requirements" shall mean for any Interest Period for any Loan and for any Lender as to which LIBO Reserve Requirements are actually required to be maintained, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day or during such Interest Period, as applicable (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto), dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such Governmental Authority.

            "LIBO Base Rate" shall mean for any Loan, with respect to each day during each Interest Period pertaining to such Loan, the rate per annum equal to the rate appearing at page 3750 of the Telerate Screen as the one-month LIBOR on the first day of such Interest Period, and if such rate shall not be so quoted, the rate per annum at which the Reference Banks are offered Dollar deposits at or about 11:00 a.m., New York City time, on such date by prime banks in the interbank eurodollar market where the eurodollar and foreign currency exchange operations in respect of its Loans are then being conducted for delivery on such day for a period of one month, and in an amount comparable to the amount of the Loans to be outstanding on such day.

            "LIBO Rate" shall mean with respect to each day during each Interest Period pertaining to a Loan, a rate per annum determined by the Lender in its sole good-faith discretion in accordance with the following formula (rounded upwards to the nearest 1/100th of one percent), which rate as determined by the Lender shall be conclusive absent manifest error by the Lender equal to:

                                 LIBO Base Rate
                        ---------------------------------
                        1.00 - LIBO Reserve Requirements

            "Lien" shall mean any mortgage, lien, pledge, charge, security interest or similar encumbrance.

            "Loan" shall have the meaning provided in Section 2.01(a) hereof.

            "Loan Agreement" shall mean this Post-Petition Loan and Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

            "Loan Balance" shall mean, with respect to each Mortgage Asset and any related Loan, the original principal balance of such Loan made in respect of such Mortgage Asset reduced in accordance with Section 2.06 hereof.

            "Loan Documents" shall mean, collectively, this Loan Agreement, the First Trust Custodial Agreement, the U.S. Bank Trust Custodial Agreement, any Note and the Affiliate Guaranty.

            "Management Book" shall have the meaning provided in Section
7.02(d).

            "Market Value" shall mean, as of any date in respect of an Eligible Asset, the price at which such Eligible Asset could readily be sold as determined in good faith by the Lender, which price may be determined to be zero taking into account such factors as are usual and customary in the Borrower's industry. The Lender's determination of Market Value shall be conclusive upon the parties absent manifest error on the part of the Lender.

            "Material Adverse Effect" shall mean a material adverse effect on
(a) the Property, business, operations, financial condition or prospects of the Borrower, (b) the ability of the Borrower to perform its obligations under any of the Loan Documents to which it is a party, (c) the validity or enforceability of any of the Loan Documents, (d) the rights and remedies of the Lender under any of the Loan Documents, (e) the timely payment of the principal of or interest on the Loans or other amounts payable in connection therewith or (f) the Collateral.

            "Material Exception" shall mean, with respect to any Mortgage Loan, any Exception listed on an Exception Report consisting of the absence from the Mortgage File, or deficiency in respect of, any of the fatal exceptions for Mortgage Asset Documents as set forth with an "F" in the document exception codes attached as Exhibit G hereto.

            "Maximum Credit" shall mean the Final Maximum Credit or the Interim Maximum Credit, as the context shall require; provided, that the Maximum Credit shall be permanently reduced by the amount of any Avoided Payments which are repaid or disgorged by the Lender after the Interim Effective Date.

            "Monthly Payment" means the scheduled monthly payment of principal and interest on a Mortgage Asset as adjusted in accordance with changes in the Mortgage Interest Rate pursuant to the provisions of the Mortgage Note for an adjustable rate Mortgage Asset.

            "Mortgage" shall mean the mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first, second or third lien on the fee in real property or in a leasehold interest securing the Mortgage Note and, if applicable, the assignment of rents and leases related thereto.

            "Mortgage Asset" shall mean a Home Equity Mortgage Asset or a High LTV Mortgage Asset which the Custodian has been instructed to hold for the Lender hereunder pursuant to the applicable Custodial Agreement, and which Mortgage Asset includes, without limitation, (i) a Mortgage Note and related Mortgage and (ii) all right, title and interest of the Borrower in and to the Mortgaged Property covered by such Mortgage.

            "Mortgage Asset Documents" shall mean, with respect to a Mortgage Asset, the documents comprising the Mortgage File for such Mortgage Asset.

            "Mortgage Asset Schedule" shall mean a schedule of Mortgage Assets containing the following information with respect to each Mortgage Asset, to be delivered by the Borrower to the Lender pursuant to Section 2.03(a) hereof: (i) the Borrower's Mortgage Asset number; (ii) the Mortgagor's name and the street address; (iii) a code indicating whether such Mortgage Asset is a Home Equity Mortgage Asset or a High LTV Mortgage Asset; (iv) the current principal balance of the Mortgage Note; (v) the original principal amount of the Mortgage Note with respect to any Mortgage Asset originated by the Borrower and the principal amount of the Mortgage Note purchased by the Borrower with respect to a Mortgage Asset acquired by the Borrower subsequent to its origination; (vi) the combined loan-to-value ratio as of the date of the origination of the related Mortgage Asset; (vii) the paid through date; (viii) the mortgage interest rate; (ix) the final maturity date under the Mortgage Note; (x) the Monthly Payment; (xi) the lien position of such Mortgage Asset; (xii) a field indicating whether the Mortgage Asset is a Delinquent Mortgage Asset; and (xiii) such other tape fields as shall be mutually agreed upon by Borrower and Lender.

            "Mortgage File" shall have the meaning assigned thereto in the First Trust Custodial Agreement.

            "Mortgage Interest Rate" means the annual rate of interest borne on a Mortgage Note, which shall be adjusted from time to time with respect to adjustable rate Mortgage Assets.

            "Mortgage Note" shall mean the original executed promissory note or other evidence of the indebtedness of a mortgagor/borrower with respect to a Mortgage Asset.

            "Mortgaged Property" shall mean the real property (including all improvements, buildings, fixtures, building equipment and personal property thereon and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by a Mortgage Note.

            "Mortgagor" shall mean the obligor on a Mortgage Note.

            "Multiemployer Plan" shall mean a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been or are required to be made by the Borrower or any ERISA Affiliate and that is covered by Title IV of ERISA.

            "Non-Excluded Taxes" shall have the meaning provided in Section
2.10 hereof.

            "Note" shall have the meaning provided in Section 2.02 hereof.

            "Official Committee" shall mean any committee appointed by the United States Trustee pursuant to Section 1102 of the Bankruptcy Code.

            "Other Agreements" shall mean any other agreement between Borrower and the Lender or any of its Affiliates, whether now existing or hereafter entered into, as any such agreement may be amended, supplemented or otherwise modified from time to time.

            "Other Collateral" shall have the meaning provided in Section 4.01(d) hereof.

            "Other Existing Liens" shall mean all Liens listed on Schedule 5 hereto.

            "Payoff" shall mean, with respect to any Mortgage Asset, repayment by the applicable Mortgagor of all outstanding principal thereunder together with all interest accrued thereon to the date of such repayment and any penalty or premium thereon.

            "Payoff Proceeds" shall mean, with respect to any Mortgage Asset, all funds received from the applicable Mortgagor in connection with a Payoff.

            "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

            "Permitted Liens" shall mean:

                  (1) Liens in favor of the Lender;

                  (2) Liens in connection with any taxes or assessments or other governmental charges or levies if not yet due and payable or, if due and payable, if they are stayed by the Bankruptcy Court or the Bankruptcy Code;

                  (3) Liens imposed by Law, such as mechanics' materialmen's, landlords', warehousemen's, and carriers' Liens, and other similar Liens, securing obligations incurred in the ordinary course of business which are not past due for more than thirty days or, if due and payable, if they are stayed by the Bankruptcy Court or the Bankruptcy Code;

                  (4) Liens under workers' compensation, unemployment insurance, Social Security or similar legislation;

                  (5) Liens, deposits, or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases (permitted under the terms of this Agreement), public or statutory obligations, surety, indemnity, performance, or other similar bonds, or other similar obligations arising in the ordinary course of business, and the pledge of assets for the purpose of securing an appeal, stay or discharge in the course of any legal proceedings, provided that the aggregate amount of liabilities of the Borrower and/or the Guarantor secured by a pledge of assets permitted under this clause, including interest and penalties thereon, if any, shall not be in excess of $500,000 at any one time outstanding;

                  (6) Easements, rights-of-way, restrictions, and other similar encumbrances which, in the aggregate, do not materially interfere with the occupation, use, and enjoyment by the Borrower of the property or assets encumbered thereby in the normal course of the Borrower's business or materially impair the value of the property subject thereto;

                  (7) Purchase-money Liens on any property hereafter acquired or the assumption of any Lien on property existing at the time of such acquisition, (and not created in contemplation of such acquisition) or a Lien incurred in connection with any conditional sale or other title retention agreement or a capital lease;

                  (8) Liens on real estate acquired and owned as a result of foreclosure of a mortgage held by the Borrower;

                  (9) Liens in favor of CIT to the extent such Liens are subject to the terms of the Post-Petition Pledge Agreement or the Post-Petition Intercreditor Agreement; and

                  (10) Other Existing Liens.

            "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).

            "Petition Date" shall have the meaning provided in the recitals hereof.

            "Plan" shall mean an employee benefit or other plan established or maintained by the Borrower or any ERISA Affiliate and covered by Title IV of ERISA, other than a Multiemployer Plan.

            "Plan Effective Date" shall mean the date on which a Plan of Reorganization is substantially consummated within the meaning of Bankruptcy Code Section 1101.

            "Plan of Reorganization" shall mean "Cityscape Financial Corp.'s and Cityscape Corp.'s Joint Plan of Reorganization" attached to the Solicitation and Disclosure Statement of the Borrower and the Guarantor dated August 28, 1998, as amended or modified in a manner reasonably acceptable to the Lender, and any other plan of reorganization which shall (i) provide for the repayment of all Existing Obligations, (ii) if any releases or covenants not to sue or indemnities (or similar provisions) are contained therein, provide for releases by the Borrower and the Guarantor of the Lender from any claims against the Lender, in form and substance acceptable to the Lender, and (iii) otherwise be reasonably acceptable to the Lender.

            "Post-Default Rate" shall mean, in respect of any principal of any Loan or any other amount under this Loan Agreement or any other Loan Document that is not paid when due to the Lender (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to 2.5% per annum plus the Prime Rate except that payments made one Business Day late shall bear interest at the Federal Funds rate then in effect plus any customary margin.

            "Post-Petition Intercreditor Agreement" shall mean that certain Intercreditor Agreement, dated as of October 12, 1998, between CIT and the Lender.

            "Post-Petition Pledge Agreement" shall mean that certain Pledge Agreement, dated as of October 12, 1998, among the CIT, the Lender, the Guarantor and the Borrower.

            "Pre-Petition Collateral" shall mean all "collateral", as such term is used under the Existing Loan Agreement.

            "Pre-Petition Intercreditor Agreement" shall mean Section 9 of the Existing Pledge Agreement, as it may have been amended.

            "Primary Collateral" shall have the meaning provided in Section 4.01(b) hereof.

            "Prime Rate" shall mean the prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal.

            "Principal Paydowns" shall mean, with respect to any Mortgage Asset, any payment or other recovery of principal on such Mortgage Asset (other than Payoff Proceeds), which is received by or on behalf of the Borrower, including any penalty or premium thereon.

            "Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

            "Purchased Loan" shall mean a residential mortgage loan purchased by the Lender from the Borrower pursuant to any of the Existing Purchase Agreements.

            "Reference Bank" shall mean three major banks that are engaged in the London interbank market, as selected by the Lender.

            "Request for Borrowing" shall have the meaning provided in
Section 2.03(a) hereof.

            "Requirement of Law" shall mean as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject; provided, that the foregoing shall not include the organizational or governing documents of the Lender.

            "Responsible Officer" shall mean, as to any Person, the chief executive officer or, with respect to financial matters, the chief financial officer of such Person.

            "Retained Yield" shall have the meaning provided in the Existing Purchase Agreements.

            "Servicer" shall mean the servicer of the Mortgage Assets pursuant to the Servicing Agreement or any other servicing agreement.

            "Servicing Agreement" shall have the meaning provided in Section 11.14(a) hereof.

            "Servicing Records" shall have the meaning provided in Section 11.14(e) hereof.

            "Settlement Agent" shall mean the settlement agent or closing attorney with respect to the funding of a Mortgage Asset.

            "Subsidiary" shall mean, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

            "Tangible Shareholders' Equity" shall mean the sum of (i) the aggregate "assets" of Borrower or Guarantor, as applicable, less the aggregate "liabilities" of Borrower or Guarantor, as applicable, with the term "asset" having the meaning ascribed to such term by GAAP and the term "liabilities" being those obligations or liabilities of Borrower or Guarantor, as applicable, which, in accordance with GAAP, would be included on the liability side of Borrower's, or Guarantor's, as applicable, balance sheet plus (ii) in the case of the Borrower, advances or loans from the Guarantor, minus (a) any surplus from the write-up of assets subsequent to December 31, 1997; (b) goodwill, including any amounts (however designated on the balance sheet) representing the cost of acquisitions of Subsidiaries in excess of underlying tangible assets;
(c) patents, trademarks, copyrights; (d) leasehold improvements not recoverable at the expiration of a lease; (e) deferred charges (including, but not limited to, unamortized debt discount and expense, organization expenses and experimental and development expenses, but excluding prepaid expenses); and (f) advances or loans to shareholders, officers or Affiliates (other than any Subsidiary of the Borrower) of such Person.

            "Termination Date" shall mean either (a) the earliest to occur of
(i) the Plan Effective Date in either Chapter 11 Case that has been confirmed by an order of the Bankruptcy Court, (ii) March 1, 1999, (iii) the thirtieth (30th) day following the Petition Date, unless the Final Order has been entered by the Bankruptcy Court on or prior to such day and (iv) such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law or (b) such later date as established in accordance with
Section 2.11 hereof.

            "Underwriting Guidelines" shall mean the underwriting guidelines as in effect on the Interim Effective Date, attached as Exhibits C and D hereto, except that with respect to Schedule 1, "Underwriting Guidelines" shall mean the underwriting guidelines in effect as of the date of origination of the Mortgage Asset.

            "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

            "United States Trustee" shall mean the trustee appointed pursuant to the Bankruptcy Code in connection with the Chapter 11 Cases.

            "U.S. Bank Trust Custodial Agreement" shall mean that certain Custodial Agreement, dated as of the date hereof, among the Borrower, U.S. Bank Trust and the Lender, substantially in the form of Exhibit A-2, as the same shall be modified and supplemented and in effect from time to time.

            1.02 Accounting Terms and Determinations. Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lender hereunder shall be prepared, in accordance with GAAP.

            Section 2.  Loans and Prepayments.

            2.01 Loans.

            (a) Subject to fulfillment of the conditions precedent set forth in Sections 5.01 and 5.02 hereof, as applicable, and provided that no Default shall have occurred and be continuing hereunder, the Lender agrees from time to time, on the terms and conditions of this Loan Agreement, to make loans (individually, a "Loan"; collectively, the "Loans") to the Borrower in Dollars, from and including the Interim Effective Date or the Final Effective Date, as applicable, to and including the Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding the Maximum Credit as in effect from time to time.

            (b) Subject to the terms and conditions of this Loan Agreement, during such period the Borrower may borrow, repay and reborrow hereunder.

            (c) Unless waived by the Lender in writing, in no event shall a Loan be made when any Default or Event of Default has occurred and is continuing.

            2.02  Evidence of Indebtedness.

            The Loans made by the Lender shall be evidenced by notation thereof by the Lender on its books and records, which notation of books and records shall be deemed conclusive evidence of the indebtedness owed Lender by Borrower hereunder absent manifest error. The date, amount and interest rate of each Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books; provided that the failure of the Lender to make any such recordation shall not affect the obligations of the Borrower to make a payment when due of any amount owing hereunder in respect of the Loans. Upon request of the Lender, the Borrower shall execute and deliver a promissory note (a "Note") evidencing the indebtedness of the Borrower incurred hereunder. The failure of the Lender to make such a request shall in no way impair the Lender's rights or reduce the Borrower's obligations hereunder.

            2.03  Procedure for Borrowing.

            (a) The Borrower may request a borrowing hereunder, on any Business Day during the period from and including the Interim Effective Date or the Final Effective Date, as applicable, to and including the Termination Date, by delivering to the Lender, with a copy to the Custodian, an irrevocable written request for borrowing substantially in the form of Exhibit H hereto ("Request for Borrowing"), which Request for Borrowing must be received by the Lender prior to 4:00 p.m., New York City time at least one (1) Business Day prior to the requested Funding Date. Such Request for Borrowing shall (i) attach a Mortgage Asset Schedule (in hard copy, accompanied by a data transmission in a form agreed to by the Borrower and the Lender) identifying the Eligible Assets that the Borrower proposes to pledge to the Lender and to be included in the Borrowing Base in connection with such borrowing (ii) specify the requested Funding Date, (iii) include such other matters as may be specified on the form of the Request for Borrowing or as may be reasonably requested by

Lender from time to time in accordance with the terms hereof and (iv) shall be signed by one of the officers of the Borrower identified in Schedule 4 hereto as it may be amended from time to time in accordance with Section 7.23 hereof. Each Loan shall be in a minimum amount equal to $1,000,000. Borrower shall indemnify Lender and hold it harmless against any Losses incurred by Lender as a result of any failure by Borrower to timely deliver the Eligible Assets subject to such Request for Borrowing.

            (b) Upon the Borrower's Request for Borrowing pursuant to Section 2.03(a), the Lender shall, provided that all conditions precedent set forth in
Section 5.01 or 5.02, as applicable, and 5.03 have been met and provided no Default shall have occurred and be continuing, make a Loan to the Borrower on the requested Funding Date, in the amount so requested.

            (c) The Borrower shall deliver (or cause to be delivered) and release to the Custodian no later than 4:00 p.m., New York City time, three (3) Business Days prior to the requested Funding Date, the Mortgage File pertaining to each Eligible Asset to be pledged to the Lender and included in the Borrowing Base on such requested Funding Date, in accordance with the terms and conditions of the applicable Custodial Agreement.

            (d) Pursuant to the First Trust Custodial Agreement, First Trust shall deliver to the Lender and the Borrower, no later than 1:00 p.m., New York City time, on a Funding Date, a Trust Receipt (as defined in the applicable Custodial Agreement) in respect of all Mortgage Assets pledged to the Lender on such Funding Date, and a Mortgage Asset Schedule and Exception Report. Provided that such delivery shall have occurred and subject to Section 5 hereof, such borrowing will then be made available to the Borrower by the Lender transferring, via wire transfer to the account designated by the Borrower, in the aggregate amount of such borrowing in funds immediately available to the Borrower.

            (e) Upon the Borrower's request, the Lender shall deliver to the Borrower (i) prior to the close of business on each Business Day, by fax, a daily activity report with respect to the activity under the facility provided for hereunder, in such form and containing such information as the Borrower and Lender may from time to time mutually agree, and (ii) not less frequently than weekly, by fax, a summary of the activity disclosed for such week in the daily activity reports delivered pursuant to clause (i) of this Section 2.03(e).

            2.04 Limitation on Types of Loans; Illegality. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any LIBO Base Rate:

            (a) the Lender determines, which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of "LIBO Base Rate" in Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Loans as provided herein; or

            (b) the Lender determines, in good faith, which determination shall be conclusive, that the relevant rate of interest referred to in the definition of "LIBO Base Rate" in Section 1.01 hereof upon the basis of which the rate of interest for Loans is to be determined is not likely adequately to cover the cost to the Lender of making or maintaining Loans; or

            (c) it becomes unlawful for the Lender to honor its obligation to make or maintain Loans hereunder using a LIBO Rate;

then the Lender shall give the Borrower prompt notice thereof and, so long as such condition remains in effect, the Lender shall, following discussions with the Borrower, select in good faith an index that approximates as closely as reasonably practicable the LIBO Base Rate.

            2.05  Repayment of Loans; Interest.

            (a) The Borrower hereby promises to repay in full on the Termination Date the then aggregate outstanding principal amount of the Loans and all other DIP Obligations.

            (b) The Borrower hereby promises to pay to the Lender interest on the unpaid principal amount of each Loan for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full, at a rate per annum equal to the greater of (i) the LIBO Rate plus the Applicable Margin and (ii) the highest pre-default interest rate charged to the Borrower or the Guarantor, as applicable, by CIT pursuant to the CIT Facility. Notwithstanding the foregoing, the Borrower hereby promises to pay to the Lender interest at the applicable Post-Default Rate on any principal of any Loan and on any other amount payable by the Borrower hereunder or under any other Loan Document that shall not be paid in full when due (whether at stated maturity, by acceleration or by mandatory prepayment or otherwise) for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued interest on each Loan shall be payable monthly on the 25th calendar day of each month and for the last month of the Loan Agreement on the 25th calendar day of such last month and on the Termination Date, except that interest payable at the Post-Default Rate shall accrue and be payable daily. Promptly after the determination of any interest rate provided for herein or any change therein, the Lender shall give notice thereof to the Borrower.

            (c) From the Petition Date until the repayment in full of the Existing Obligations, the Existing Obligations shall bear interest in accordance with Section 7.24(c) hereof.

            2.06  Mandatory Prepayments or Pledge.

            (a) If at any time the aggregate outstanding principal amount of Loans exceeds the Borrowing Base (such excess, a "Borrowing Base Deficiency"), as determined by the Lender and notified to the Borrower on any Business Day, the Borrower shall no later than one Business Day after receipt of such notice, either prepay the Loans in part or in whole or pledge additional Eligible Assets (which Collateral shall be in all respects acceptable to the Lender) to the Lender, such that after giving effect to such prepayment or pledge the aggregate outstanding principal amount of the Loans does not exceed the Borrowing Base.

            (b) No later than two (2) Business Days following the Borrower's receipt of any Payoff Proceeds, the Borrower shall prepay all Loans and accrued and unpaid interest thereon in respect of the Mortgage Assets subject to such Payoff.

            (c) The Borrower shall prepay the Loans on the 25th calendar day of each month (or if such 25th calendar day is not a Business Day, the next succeeding Business Day), in an amount equal to all Principal Paydowns received by the Borrower from the 19th calendar day of the preceding month through and including the 18th calendar day of the month during which such prepayment is due. Each Principal Paydown received with respect to a particular Mortgage Asset shall be applied to reduce the Loan Balance with respect to such Mortgage Asset.

            (d) The Borrower shall apply the proceeds (net of underwriting fees) of any securitization of pledged Mortgage Assets to prepay the Loan Balance with respect to such Mortgage Assets and accrued and unpaid interest thereon, on the date of settlement of any securitization of Mortgage Assets; provided, that any proceeds in excess of the Loan Balance with respect to such Mortgage Assets may be retained by the Borrower.

            (e) The Borrower shall apply the proceeds (net of broker's fees) of any sale of any Mortgage Asset (other than pursuant to Section 2.06(d) to prepay the Loan Balance with respect to such Mortgage Asset, and accrued and unpaid interest thereon, on the date of settlement of any such sale. The amount to be paid to the Lender pursuant to this Section 2.06(e) shall be paid directly to the Lender by the purchaser of such Mortgage Asset; provided, that any proceeds in excess of the Loan Balance with respect to such Mortgage Assets may be paid to and retained by the Borrower.

            (f) The Borrower shall pay the Loan Balance for any Mortgage Asset in respect of which the related Mortgage Note has been extinguished under relevant state law in connection with a judgment of foreclosure or foreclosure sale or otherwise, no later than one (1) Business Day after the date such Mortgage Note is extinguished.

            (g) If the Lender, for any reason, after the Petition Date is required by the Bankruptcy Court or by any other court of competent jurisdiction to repay or disgorge all or part of any repayment of Existing Loans or other amounts owing to the Lender under the Existing Loan Agreement (collectively, "Avoided Payments"), the amount of such Avoided Payments shall be subtracted from the Maximum Credit then in effect. To the extent that such calculation results in the Loans then outstanding exceeding the Maximum Credit, the Borrower shall prepay such excess no later than one Business Day following receipt of notice from the Lender.

            (h) Amounts repaid may be reborrowed in accordance with the terms of this Loan Agreement.

            2.07 Optional Prepayments. The Loans are prepayable at the end of any Interest Period without premium or penalty, in whole or in part, and may be prepaid on any other date subject to Section 2.08 hereof. Any amounts prepaid shall be applied to repay the outstanding principal amount of any Loans (together with interest thereon) until paid in full. Amounts repaid may be reborrowed in accordance with the terms of this Loan Agreement. If the Borrower intends to prepay a Loan in whole or in part from a source other than the proceeds of the Mortgage Assets, the Borrower shall give three (3) Business Days' prior written notice thereof to the Lender. If such notice is given, and the amount specified in such notice is not paid on the date specified therein, the Borrower shall indemnify the Lender and hold the Lender harmless from any loss or expense which the Lender may sustain or incur as a result of such notice to prepay.

            2.08 Indemnity. If the Borrower makes a prepayment of the Loans on any day which is not the last day of the Interest Period with respect to such Loan, the Borrower shall indemnify the Lender and hold the Lender harmless from any actual loss or expense which the Lender may sustain or incur arising from the reemployment of funds obtained by the Lender to maintain the Loans hereunder (but excluding loss of profit) or from fees payable to terminate the deposits from which such funds were obtained. This Section 2.08 shall survive for ninety
(90) days following termination of Loan Agreement and payment of the Note.

            2.09  Requirements of Law.

            (a) If any Requirement of Law or any change in the interpretation or application thereof or compliance by the Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made after the date that any Lender becomes a Lender party to this Loan Agreement:

            (i) shall subject the Lender to any tax of any kind whatsoever with respect to this Loan Agreement, the Note or any Loan made by it (excluding net income and franchise taxes) or change the basis of taxation of payments to the Lender in respect thereof;

            (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of the Lender which is not otherwise included in the determination of the LIBO Base Rate hereunder;

            (iii) shall impose on the Lender any other condition;

and the result of any of the foregoing is to increase the cost to the Lender, by an amount which the Lender deems to be material, of making, continuing or maintaining any Loan or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay the Lender such additional amount or amounts as will compensate the Lender for such increased cost or reduced amount receivable.

            (b) If the Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by the Lender or any corporation controlling the Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made after the date that any Lender becomes a Lender party to this Loan Agreement shall have the effect of reducing the rate of return on the Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which the Lender or such corporation could have achieved but for such adoption or change (taking into consideration the Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by the Lender to be material, then from time to time, the Borrower shall promptly pay to the Lender such additional amount or amounts as will compensate the Lender for such reduction.

            (c) If the Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify the Borrower of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this subsection submitted by the Lender to the Borrower shall be conclusive in the absence of manifest error.

            (d) The Lender represents and warrants to the Borrower that it is a United States Person (as defined in Section 7701(a)(30) of the Code) for federal income tax purposes.

            2.10 Taxes. (a) All payments made by the Borrower under this Loan Agreement and the Note shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Lender as a result of a present or former connection between the Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Loan Agreement or any Note). If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Lender hereunder or under the Note, the amounts so payable to the Lender shall be increased to the extent necessary to yield to the Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Loan Agreement, provided, however, that the Borrower shall not be required to increase any such amounts payable to the Lender that is not organized under the laws of the United States of America or a state thereof if the Lender fails to comply with the requirements of clause (b) of this Section. Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Lender the required receipts or other required documentary evidence, the Borrower shall indemnify the Lender for any incremental taxes, interest or penalties that may become payable by the Lender as a result of any such failure. The agreements in this Section shall survive the termination of this Loan Agreement and the payment of the Loans and all other amounts payable hereunder.

            (b) If the Lender hereunder (or an assignee or participant that acquires an interest hereunder in accordance with Section 11.13 hereof) that is not incorporated under the laws of the United States of America or a state thereof shall:

            (i) deliver to the Borrower (A) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, and (B) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be;

            (ii) deliver to the Borrower two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

            (iii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Borrower;

unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower. Such Lender shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Loan Agreement without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax. Each Person that shall become a Lender or a participant pursuant to Section
11.13 hereof shall, upon the effectiveness of the related transfer, be required to provide all of the forms and statements required pursuant to this Section, provided that in the case of a participant, such participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased.

            2.11 Extension of Termination Date. At the request of the Borrower, received no later than 30 days prior to the then current Termination Date, the Lender may in its sole discretion extend the Termination Date for an additional period of time, to be determined by the Lender in its sole discretion, by giving written notice of such extension to the Borrower no later than 20 days prior to the then current Termination Date.

            2.12  Additional Fees.

            (a) Facility Fee: The Borrower shall pay to the Lender a facility fee in an amount equal to the product of (i) the greater of (A) 1.75% and (B) the CIT Facility Fee Percentage and (ii) $100,000,000. Such facility fee shall be payable in three installments as follows:

            (x) one-third of such facility fee shall have been paid on or prior to the execution and delivery of the commitment letter and term sheet relating to this Loan Agreement (which amount the Lender acknowledges has previously been paid by the Borrower);

            (y) one-third of such facility fee shall be payable on or prior to the Interim Effective Date; and

            (z) one-third of such facility fee shall be payable on or prior to the Final Effective Date.

            (b) Commitment Fee: On the last day of each fiscal quarter, or if such day is not a Business Day, the next succeeding Business Day, the Borrower shall pay to the Lender a commitment fee in an amount equal to the product of
(i) the greater of (A) .50% and (B) the CIT Commitment Fee Percentage, and (ii) the average daily unused portion of the Maximum Credit under this Loan Agreement during such fiscal quarter.

            (c) Exit Fee: In connection with any Disposition, on the related Disposition Date, the Borrower shall pay to the Lender a collateral release fee in an amount equal to the product of (i) .25% and (ii) the aggregate outstanding principal balance of the Mortgage Asset subject to such Disposition; provided, however, that the aggregate amount of all such collateral release fees paid after the Petition Date (without counting any such collateral release fees which are waived by the Lender) shall not exceed $375,000; provided, further, that such collateral release fee shall be waived in the case of (x) a Disposition pursuant to clause (i) of the definition of "Disposition" in which the Lender acts as purchaser, lead underwriter or lead placement agent with respect to the Mortgage Assets subject to the Disposition or (y) a Disposition pursuant to clause (ii) of the definition of "Disposition" in which the Mortgage Assets subject to the Disposition are pledged to the Lender pursuant to a replacement revolving credit facility entered into between the Lender and the Borrower, on terms acceptable to the Lender in its sole discretion.

            Section 3.  Payments; Computations; Etc.

            3.01 Payments.

            (a) Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Borrower under this Loan Agreement, shall be made in

Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Lender at the account designated by the Lender, not later than 1:00 p.m., New York City time, on the date on which such payment shall become due (and each such payment made after such time on such due date shall be deemed to have been made on the next succeeding Business Day). The Borrower acknowledges that it has no rights of withdrawal from the foregoing account.

            (b) Except to the extent otherwise expressly provided herein, if the due date of any payment under this Loan Agreement would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

            3.02 Computations. Interest on the Loans shall be computed on the basis of a 360-day year for the actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

            Section 4.  Collateral Security.

            4.01  Collateral; Security Interest.

            (a) Pursuant to the applicable Custodial Agreement, the Custodian shall hold the Mortgage Asset Documents as exclusive bailee and agent for the Lender pursuant to the terms of the applicable Custodial Agreement and shall deliver to the Lender Trust Receipts (as defined in the applicable Custodial Agreement) each to the effect that it has reviewed such Mortgage Asset Documents in the manner and to the extent required by the applicable Custodial Agreement and identifying any deficiencies in such Mortgage Asset Documents as so reviewed.

            (b) All of the Borrower's right, title and interest in, to and under each of the following items of property, (including any and all such property described in clauses (i) through (xi) below to the extent that such property was formerly Pre-Petition Collateral in which the Lien granted under the Existing Loan Agreement was released by virtue of payments in respect of the Existing Obligations) whether now owned or hereafter acquired, now existing or hereafter created and wherever located, is hereinafter referred to as the "Primary Collateral":

            (i) all Mortgage Assets which either Custodian has been instructed to hold for the Lender hereunder pursuant to the applicable Custodial Agreement;

            (ii) all Mortgage Asset Documents for such Mortgage Assets, including without limitation all promissory notes, and all Servicing Records, servicing agreements and any other collateral pledged or otherwise relating to such Mortgage Assets, together with all files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, computer storage media, accounting records and other books and records relating thereto;

            (iii) all mortgage guaranties and insurance (issued by governmental agencies or otherwise) and any mortgage insurance certificate or other document evidencing such mortgage guaranties or insurance relating to any such Mortgage Asset and all claims and payments thereunder;

            (iv) all other insurance policies and insurance proceeds relating to any such Mortgage Asset or the related Mortgaged Property;

            (v) all Interest Rate Protection Agreements relating to such Mortgage Assets;

            (vi) any account established by either Custodian for the benefit of the Lender hereunder pursuant to either Custodial Agreement and the balance from time to time standing to the credit of such account and all rights with respect thereto;

            (vii) all "collateral", however defined, under any Other Agreements, other than any such collateral which is Pre-Petition Collateral, for so long as such collateral is Pre-Petition Collateral;

            (viii) all Insured Closing Letters and rights relating thereto;

           (ix) all rights under any errors and omissions policies of the Settlement Agents;

            (x) all "general intangibles" as defined in the Uniform Commercial Code relating to or constituting any and all of the foregoing; and

            (xi) any and all replacements, substitutions, distributions on or proceeds of any and all of the foregoing.

            (c) All of the Borrower's right, title and interest in, to and under each of the CIT Mortgage Loans, whether now owned or hereafter acquired, now existing or hereafter created, and wherever located (hereinafter referred to as the "CIT Mortgage Loan Collateral").

            (d) All of the Borrower's right, title and interest in, to and under each of the following items of property, whether now owned or hereafter acquired, now existing or hereafter created and wherever located (hereinafter referred to as the "Other Collateral"):

            (i) all accounts; bank accounts; chattel paper; contracts; documents and letters of credit; equipment; general intangibles; instruments; inventory; investment property; vehicles; (each as defined in the Uniform Commercial Code) and any other real or personal property of the Borrower (including without limitation, residual securities and servicing rights), however described, including without limitation, Pre-Petition Collateral; and

            (ii) all books and records pertaining to the foregoing; and to the extent not otherwise included, any and all replacements, substitutions, distributions on or proceeds or products of any and all of the foregoing.

            (e) The Borrower hereby assigns, pledges and grants a security interest in all of its right, title and interest in, to and under the Collateral to the Lender to secure the repayment of principal of and interest on all Loans and all other amounts owing to the Lender hereunder, under the Note and under the other Loan Documents (collectively, the "DIP Obligations"); provided, that Carve Out Expenses may be paid from the Collateral as contemplated herein. The Borrower agrees to mark its computer records and tapes to evidence the interests granted to the Lender hereunder.

            4.02 Further Documentation. At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver, or will promptly cause to be executed and delivered, such further instruments and documents and take such further action as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Loan Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. The Borrower also hereby authorizes the Lender to file any such financing or continuation statement without the signature of the Borrower to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Loan Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

            4.03 Changes in Locations, Name, etc. The Borrower shall not (i) change the location of its chief executive office/chief place of business from that specified in Section 6 hereof or (ii) change its name, identity or corporate structure (or the equivalent) or change the location where it maintains its records with respect to the Collateral unless it shall have given the Lender at least 30 days prior written notice thereof and shall have delivered to the Lender all Uniform Commercial Code financing statements and amendments thereto as the Lender shall request and taken all other actions deemed necessary by the Lender to continue its perfected status in the Collateral with the same or better priority.

            4.04  Lender's Appointment as Attorney-in-Fact.

            (a) The Borrower hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, from time to time in the Lender's discretion, for the purpose of carrying out the terms of this Loan Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Loan Agreement, and, without limiting the generality of the foregoing, the Borrower hereby gives the Lender the power and right, on behalf of the Borrower, without assent by, but with notice to, the Borrower, if an Event of Default shall have occurred and be continuing, to do the following:

            (i) in the name of the Borrower or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any mortgage insurance or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any such mortgage insurance or with respect to any other Collateral whenever payable;

            (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral; provided that if such taxes are being contested in good faith and by appropriate proceedings, the Lender shall consult with the Borrower before making any such payment; and

            (iii) (A) to direct any party liable for any payment under any Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the

      Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Lender may reasonably deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender's option and the Borrower's expense, at any time, and from time to time, all acts and things which the Lender reasonably deems necessary to protect, preserve or realize upon the Collateral and the Lender's Liens thereon and to effect the intent of this Loan Agreement, all as fully and effectively as the Borrower might do.

The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

            (b) The Borrower also authorizes the Lender, at any time and from time to time, to execute, in connection with any sale provided for in Section
4.07 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

            (c) The powers conferred on the Lender are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Lender nor any of its officers, directors, or employees shall be responsible to the Borrower for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

            4.05 Performance by Lender of Borrower's Obligations. If the Borrower fails to perform or comply with any of its agreements contained in the Loan Documents, the Lender may itself perform or comply, or otherwise cause performance or compliance, with such agreement, and the expenses of the Lender incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the Post-Default Rate, shall be payable by the Borrower to the Lender on demand and shall constitute DIP Obligations. The Lender shall use its reasonable efforts to give the Borrower prior notice (but in any event prompt notice) of any actions taken pursuant to this Section 4.05.

            4.06 Proceeds. If an Event of Default shall occur and be continuing,
(a) all proceeds of Collateral received by the Borrower consisting of cash, checks and other near-cash items shall be held by the Borrower in trust for the Lender, segregated from other funds of the Borrower, and shall forthwith upon receipt by the Borrower be turned over to the Lender in the exact form received by the Borrower (duly endorsed by the Borrower to the Lender, if required) and
(b) any and all such proceeds received by the Lender (whether from the Borrower or otherwise) may, in the sole discretion of the Lender, be held by the Lender as collateral security for, and/or then or at any time thereafter may be applied by the Lender against, the DIP Obligations (whether matured or unmatured), except as provided in the Orders, it being understood that until the Existing Obligations are paid in full, all proceeds relating to the Pre-Petition Collateral shall be used to repay the Existing Obligations, such application to be in such order as the Lender shall elect. Any balance of such proceeds remaining after the DIP Obligations shall have been paid in full and this Loan Agreement shall have been terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same. For purposes hereof, proceeds shall include, but not be limited to, all principal and interest payments, all prepayments and payoffs, insurance claims, condemnation awards, sale proceeds, real estate owned rents and any other income and all other amounts received with respect to the Collateral.

            4.07 Remedies. If an Event of Default shall occur and be continuing, the Lender may exercise, in addition to all other rights and remedies granted to it in this Loan Agreement and in any other instrument or agreement securing, evidencing or relating to the DIP Obligations, all rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, the Lender without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (each and all of which demands, presentments, protests, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels or as an entirety at public or private sale or sales, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived or released. The Borrower further agrees, at the Lender's request, to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonably select, whether at the Borrower's premises or elsewhere. The Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including without limitation reasonable attorneys' fees and disbursements, to the payment in whole or in part of the DIP Obligations, in such order as the Lender may elect, and only after such application and after the payment by the Lender of any other amount required or permitted by any provision of law, including without limitation Section 9-504(1)(c) of the Uniform Commercial Code, need the Lender account for the surplus, if any, to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by the Lender of any of its rights hereunder, other than those claims, damages and demands arising from the gross negligence or willful misconduct of the Lender. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Borrower shall remain liable for any deficiency (plus accrued interest thereon as contemplated pursuant to Section 2.05(b) hereof) if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the DIP Obligations and the fees and disbursements of any attorneys employed by the Lender to collect such deficiency.

            4.08 Limitation on Duties Regarding Preservation of Collateral. The Lender's duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither the Lender nor any of its directors, officers or employees shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or otherwise.

            4.09 Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

            4.10 Release of Security Interest. If no Default has occurred and is continuing or will occur as a result of the following, the Lender agrees to cooperate with the Borrower with respect to any sale not prohibited by this Loan Agreement and promptly take such action and execute and deliver such instruments and documents necessary to release the Liens and security interests created hereby relating to any of the assets or property affected by any such sale, including, without limitation, any necessary Uniform Commercial Code amendment, termination or partial amendment. Upon termination of this Loan Agreement and repayment to the Lender of all DIP Obligations and the performance of all obligations under the Loan Documents the Lender shall release its security interest in any remaining Collateral; provided that if any payment, or any part thereof, of any of the DIP Obligations is rescinded or must otherwise be restored or returned by the Lender this Loan Agreement, all rights hereunder and the Liens created hereby shall continue to be effective, or be reinstated, as though such payments had not been made.

            4.11 Certain Bankruptcy Issues. The DIP Obligations shall constitute allowed administrative expenses in the Borrower's Case having priority over all other administrative expenses of the kinds specified in Sections 503(b) or 507(b) of the Bankruptcy Code and unsecured claims, other than Borrower Carve-Out Expenses, and, subject to the terms of the Post-Petition Pledge Agreement and the Post-Petition Intercreditor Agreement, shall be pari passu as to priority with the obligations of the Borrower under the CIT Facility and shall be paid as ordinary course expenses during the Borrower's Case without notice, hearing or court approval. The doctrine of marshaling shall not be available or applicable with respect to the payment of any DIP Obligations or any enforcement of remedies by the Lender.

            Section 5.  Conditions Precedent.

            5.01 Conditions to Interim Funding. The obligation of the Lender to make its initial Loan during the Interim Period hereunder is subject to the satisfaction or written waiver by the Lender, prior to or concurrently with the making of such Loan, but in any event no later than October 15, 1998, of the following conditions precedent to the satisfaction of the Lender and its counsel:

            (a)   Loan Documents.

                  (i) Loan Agreement. The Lender shall have received this Loan Agreement, executed and delivered by a duly authorized officer of the Borrower;

                  (ii) Custodial Agreements. The Lender shall have received the
            First Trust Custodial Agreement and the U.S. Bank Trust Custodial Agreement, duly executed and delivered by the Borrower and the applicable Custodian. In addition, the Borrower shall have taken such other action as the Lender shall have reasonably requested in order to perfect the security interests created pursuant to this Loan Agreement;

            (b) Organizational Documents. The Lender shall have received certified copies of the charter and by-laws (or equivalent documents) of the Borrower and of all corporate or other authority for the Borrower with respect to the execution, delivery and performance of the Loan Documents and each other document to be delivered by the Borrower from time to time in connection herewith (and the Lender may conclusively rely on such certificate until it receives notice in writing from the Borrower to the contrary);

            (c)   Affiliate Guaranty.

                  (i) The Lender shall have received the Affiliate Guaranty, duly completed and executed by a duly authorized officer of the Guarantor and approved in a Guaranty Order; and

                  (ii) The obligations of the Guarantor under the Affiliate
            Guaranty (the "Guarantor Obligations") shall constitute allowed administrative expenses in the Guarantor's Case having priority over all other administrative expenses of the kinds specified in Sections 503(b) or 507(b) of the Bankruptcy Code and unsecured claims, other than Guarantor Carve-Out Expenses, and shall be paid as ordinary course expenses during the Guarantor's Case without notice, hearing or court approval. The doctrine of marshaling shall not be available or applicable with respect to the payment of any Guarantor Obligations or any enforcement of remedies by the Lender.

            (d) Legal Opinions. The Lender shall have received:

                  (i) a legal opinion of Latham & Watkins, outside counsel to the Borrower, covering the entry of the Interim Order; and

                  (ii) a legal opinion of the in-house counsel to the Borrower, covering, general corporate matters not covered by the opinion of Latham & Watkins;

            which, when read together, are substantially in the form attached hereto as Exhibit B;

            (e) Mortgage Asset Schedule and Exception Report. The Lender shall have received a Mortgage Asset Schedule and Exception Report, dated the Interim Effective Date, from the Custodian, duly completed;

            (f) Servicing Agreement(s). The Lender shall have received any servicing agreement with a third party servicer with respect to the Mortgage Assets, certified as a true, correct and complete copy of the original, with the letter of any applicable third-party servicer consenting to termination of such servicing agreement upon the occurrence of an Event of Default attached;

            (g) Interim Order. An Interim Order, in form and substance satisfactory to the Lender, shall be in effect and provide that no Avoidance Action may be commenced by any person after 60 days following the Petition Date;

            (h) Fees and Expenses. The Lender shall have received all fees and expenses due and payable to the Lender on or prior to the Interim Effective Date;

            (i) Review of Bankruptcy Filings. The Lender shall have reviewed and approved all documents and pleadings submitted to the Bankruptcy Court with respect to the interim and final approval of this Loan Agreement and of the CIT Facility;

            (j) Cash Budget. The Lender shall have reviewed and approved the cash budget of the Borrower covering, on a week-by-week basis, a period of at least thirty (30) days from the Petition Date;

            (k) Liens. The Liens in favor of the Lender shall be valid and perfected Liens of the priority indicated in Section 6.07(e), subject to no other Liens, except as expressly permitted hereunder;

            (l) Plan of Reorganization. The Borrower and the Guarantor shall have obtained acceptances from a majority in number and not less than 66.67% in dollar amount of those creditors voting in each class of creditors entitled to vote to confirm the Plan of Reorganization for the Borrower and the Guarantor, and the Plan of Reorganization shall (i) provide for the repayment of all outstanding Existing Obligations and the DIP Obligations on or prior to the Plan Effective Date, (ii) if any releases or covenants not to sue or indemnities (or similar provisions) are contained in the Plan of Reorganization, provide for releases by the Borrower and the Guarantor of the Lender from any claims against the Lender, in form and substance acceptable to the Lender, and (iii) otherwise be reasonably acceptable to the Lender;

            (m) CIT Facility. The Lender shall have received and approved all documents evidencing the CIT Facility, and the CIT Facility shall provide for committed financing during the Interim Period of not less than the lesser of (A) $100,000,000 and (B) the amount approved by the Interim Order, and otherwise on terms reasonably acceptable to the Lender (and all conditions precedent thereto shall have been satisfied or waived by CIT);

            (n) Employment Agreements. The Lender shall have received copies of employment agreements between the Borrower and each of Cheryl Carl, Steven Miller and Peter Kucma, each in form and substance reasonably acceptable to the Lender;

            (o) No Distributions. The Borrower shall not have made any distribution of cash or cash equivalents (excluding mortgage loans owned by the Borrower) to the Guarantor in excess of $100,000 in the aggregate, and the Guarantor shall not have made any distribution of cash or cash equivalents to any equity owner of the Guarantor in excess of $100,000 in the aggregate, in each case during the period from the date which is 90 days prior to the Interim Effective Date to and including the Interim Effective Date;

            (p) Post-Petition Pledge Agreement. The Lender shall have received the Post-Petition Pledge Agreement, executed and delivered by a duly authorized officer of the Borrower and CIT, which shall be in form and substance satisfactory to the Lender and shall include, without limitation, provisions which (i) give effect to this Loan Agreement, (ii) provide for the Lender and CIT to have pari passu priority in the Other Collateral, (iii) provide for a standstill agreement on the part of CIT in form and substance acceptable to the Lender with respect to the Primary Collateral (to the extent that CIT (as a lender or an agent) is granted a second (or other subordinate) lien on such Primary Collateral) and (iv) provide for a standstill agreement on the part of the Lender in form and substance acceptable to the Lender with respect to the CIT Mortgage Loan Collateral;

            (q) Post-Petition Intercreditor Agreement. The Lender shall have received the Post-Petition Intercreditor Agreement, executed and delivered by a duly authorized officer of CIT, which shall be in form and substance satisfactory to the Lender; and

            (r) Other Documents. The Lender shall have received such other documents as the Lender may reasonably request.

            5.02 Conditions to Final Funding. The obligation of the Lender to make its initial Loan during the Final Period hereunder is subject to the satisfaction or written waiver by the Lender, prior to or concurrently with the making of such Loan, but in any event no later than October 31, 1998, of the following conditions precedent to the satisfaction of the Lender and its counsel:

            (a) Interim Funding Conditions. All conditions precedent contained in Section 5.01 hereof shall have been satisfied;

            (b) Fees and Expenses. The Lender shall have received all fees and expenses due and payable to the Lender on or prior to the Final Effective Date;

            (c) Legal Opinion. The Lender shall have received a legal opinion of Latham & Watkins, outside counsel to the Borrower, covering the entry of the Final Order; substantially in the form attached hereto as Exhibit B;

            (d) Orders. Neither the Interim Order nor the Guaranty Order shall have been stayed, reversed, revoked or otherwise modified without the consent of the Lender;

            (e) Final Order. A Final Order, in form and substance satisfactory to the Lender, shall be in effect;

            (f) No Relief Motions. No motion shall be pending seeking any of the relief described in paragraphs (m) and (n) of Section 8 hereto;

            (g) CIT Facility. The Lender shall have received and approved all documents evidencing the CIT Facility, and the CIT Facility shall provide for committed financing during the Final Period of not less than $100,000,000, and otherwise on terms reasonably acceptable to the Lender (and all conditions precedent thereto shall have been satisfied or waived by CIT); and

            (h) Existing Obligations. The Existing Obligations shall have been repaid in full (with the proceeds of the initial Loan made during the Final Period or otherwise).

            5.03 Initial and Subsequent Loans. The making of each Loan to the Borrower (including the initial Loan during either the Interim Period or the Final Period) on any Business Day is subject to the satisfaction of the following further conditions precedent, both immediately prior to the making of such Loan and also after giving effect thereto and to the intended use thereof:

            (a) no Default or Event of Default shall have occurred and be continuing;

            (b) both immediately prior to the making of such Loan and also after giving effect thereto and to the intended use thereof, the representations and warranties made by the Borrower in Section 6 hereof, and elsewhere in each of the Loan Documents, shall be true and complete on and as of the date of the making of such Loan in all material respects (in the case of the representations and warranties in Section 6.07(a) and Schedule 1, solely with respect to Mortgage Assets included in the Borrowing Base) with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). The Lender shall have received a Request for Borrowing, with a certification thereon, signed by a Responsible Officer of the Borrower certifying as to the truth and accuracy of the above, which Request for Borrowing shall specifically include a statement that the Borrower is in compliance with all governmental licenses and authorizations and is qualified to do business in all required jurisdictions.

            (c) the aggregate outstanding principal amount of the Loans shall not exceed the Borrowing Base or the Maximum Credit at such time;

            (d) subject to the Lender's right to perform one or more Due Diligence Reviews pursuant to Section 11.15 hereof, the Lender shall have completed its due diligence review of the Mortgage Asset Documents for each Loan and such other documents, records, agreements, instruments, mortgaged properties or information relating to such Loans as the Lender in its sole discretion deems appropriate to review and such review shall be satisfactory to the Lender in its sole discretion;

            (e) the Lender shall have received from the Custodian a Trust Receipt with exceptions acceptable to the Lender in its sole discretion in respect of Eligible Assets to be pledged hereunder on such Business Day and a Mortgage Asset Schedule and Exception Report, in each case dated such Business Day and duly completed;

            (f) all applicable conditions set forth in Section 2.03 hereof have been complied with.

Each borrowing by the Borrower hereunder shall constitute a certification by the Borrower that all the conditions set forth in this Section 5 have been satisfied as of the date of such borrowing.

            Section 6. Representations and Warranties. The Borrower represents and warrants to the Lender that as of the Interim Effective Date and throughout the term of this Loan Agreement:

            6.01 Existence. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and is duly authorized and qualified to transact any and all business contemplated by this Loan Agreement and the Loan Documents to be conducted by the Borrower in any state in which a Mortgaged Property is located to the extent necessary to ensure the enforceability of each Eligible Asset and the servicing of the Eligible Asset in accordance with the terms of this Loan Agreement;

            6.02 Litigation. Except as disclosed to the Lender prior to the Interim Effective Date or, in the case of actions arising after the Interim Effective Date, subsequently disclosed to the Lender in writing thereafter, there are no actions, suits, arbitrations, investigations or proceedings pending or, to the Borrower's actual knowledge, overtly threatened against the Borrower or any of its Affiliates or affecting its Property that are reasonably likely to materially and adversely affect the execution, delivery or enforceability of this Loan Agreement or the Loan Documents or the ability of the Borrower to service the Eligible Assets or for the Borrower to perform any of its other obligations hereunder in accordance with the terms hereof;

            6.03 No Breach. The execution and delivery of this Loan Agreement and the Loan Documents by the Borrower, the servicing of the Eligible Assets by the Borrower hereunder, the consummation by the Borrower of the transactions herein contemplated and the fulfillment by the Borrower of or compliance by the Borrower with the terms hereof will not (A) result in a breach of any term or provision of the charter or by-laws of the Borrower or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument entered into after the Petition Date to which the Borrower is a party or by which it may be bound or, after entry of the Interim Order and Final Order, any statute, order or regulation applicable to the Borrower of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Borrower, which breach, violation, default or non-compliance would have a material adverse effect on (a) the business, operations, financial condition, properties or assets of the Borrower or (b) the ability of the Borrower to perform its obligations under this Loan Agreement or the Loan Documents; and the Borrower is not a party to, bound by, or in breach or violation of any material indenture or other material agreement or instrument entered into after the Petition Date, or after entry of the Interim Order and Final Order, subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to the Borrower's knowledge, would in the future reasonably be expected to materially and adversely affect, (x) the ability of the Borrower to perform its obligations under this Loan Agreement or the Loan Documents or (y) the business, operations, financial condition, properties or assets of the Borrower, or result in the creation or imposition of any Lien (except for the Liens created pursuant to, or contemplated under, this Loan Agreement) upon any Property of the Borrower pursuant to the terms of any such agreement or instrument;

            6.04 Action. Upon entry of the Interim Order or the Final Order, as applicable, the Borrower has the full corporate power and authority to service each Eligible Asset, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Loan Agreement and the Loan Documents and the execution, delivery and performance of this Loan Agreement and the Loan Documents by the Borrower has been duly authorized by all necessary corporate action on the part of the Borrower; and this Loan Agreement and the Loan Documents, assuming the due authorization, execution and delivery thereof by the Lender and the entry of the Interim Order or the Final Order, as applicable, constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its respective terms, except to the extent that (a) the enforceability thereof may be limited by federal or state bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

            6.05 Approvals. After entry of the Interim Order and the Final Order, no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Borrower of, or compliance by the Borrower with, this Loan Agreement or the Loan Documents or the consummation of the transactions contemplated hereby (except for such consents, approvals, authorizations, or orders to be obtained following each Funding Date with respect to future transactions to be consummated hereunder), or if any such consent, approval, authorization or order not relating to a future transaction is required, the Borrower has obtained the same thereof, except for (i) such consents, applications, authorizations and orders, the failure to obtain or perform which would not have a material adverse effect on the business, operations, condition, properties or assets of Borrower or its Subsidiaries; and (ii) filings and recordings in respect of the Liens created pursuant to the Loan Documents and the CIT Facility Documents;

            6.06 Good Standing . The Borrower is in good standing and qualified to do business in each jurisdiction where failure to be so qualified or licensed would have a material adverse effect on (a) the business, operations, financial condition, properties or assets of the Borrower or (b) the enforceability of any Eligible Asset or the servicing of the Eligible Assets in accordance with the terms of this Loan Agreement;

            6.07  Collateral; Collateral Security.

            (a) No Mortgage Asset is assigned, pledged, or otherwise conveyed or encumbered by the Borrower to any Person other than the Lender and CIT on a subordinated basis as contemplated herein, and immediately prior to the pledge of such Mortgage Asset to the Lender, the Borrower was the sole owner of such Mortgage Asset and had good and marketable title thereto, free and clear of all Liens, in each case except for Liens to be released simultaneously with the Liens granted in favor of the Lender. No Mortgage Asset pledged to the Lender hereunder was acquired by the Borrower from an Affiliate of the Borrower.

            (b) After entry of the Interim Order or the Final Order, as applicable, the provisions of this Loan Agreement are effective to create in favor of the Lender a valid security interest in all right, title and interest of the Borrower in, to and under the Collateral.

            (c) Upon entry of the Interim Order or the Final Order, as applicable:

                  (i) the Lender shall have a first priority perfected security interest with respect to the Primary Collateral;

                  (ii) the Lender shall have a second priority perfected security interest with respect to the CIT Mortgage Loan Collateral, subject only to the Lien of CIT; and

                  (iii) the Lender shall have a perfected security interest which is pari passu with CIT with respect to all Other Collateral, which shall be subject only to Permitted Liens.

            6.08 Chief Executive Office. The Borrower's chief executive office on the Interim Effective Date is located at 565 Taxter Road, Elmsford, New York 10523. The location where the Borrower keeps its books and records, including all computer tapes and records relating to the Collateral is either its chief executive office or 8 Skyline Drive, Hawthorne, New York 10532. Schedule 2 hereto lists the appropriate jurisdictions in which the Lender should file UCC-1 financing statements in order to make precautionary filings to perfect the Lender's security interest in Collateral which may be perfected by filing.

            6.09 Insurance. The Borrower has caused to be performed any and all acts required to preserve the rights and remedies of the Lender in any insurance policies of the Borrower or a Mortgagee applicable to the Eligible Assets sold by the Borrower.

            6.10 Financial Statements. The Financial Statements of Borrower, copies of which have been furnished to Lender, (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects,
(ii) present fairly the financial condition and results of operations of the Borrower as of the dates and for the periods indicated and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied, except as noted therein (subject as to interim statements to normal year-end adjustments). Except as otherwise disclosed to the head trader or chief credit officer of the Lender, since the date of the most recent Financial Statements or Management Book, there has been no material adverse change in such financial condition or results of operations. Except as disclosed in the Financial Statements, Borrower is not subject to any contingent liabilities or commitments that, individually or in the aggregate, have a material possibility of causing a material adverse change in the business or operations of Borrower.

            6.11 ERISA. Borrower is in compliance with ERISA and has not incurred and does not reasonably expect to incur any liabilities to the PBGC under ERISA in connection with any Plan or Multiemployer Plan during the term of this Loan Agreement.

            6.12 Accuracy of Information. None of the documents or information provided by Borrower to Lender in connection with the Loan Documents or the transactions thereunder contain any statement of a material fact with respect to Borrower or the Loans that was untrue or misleading in any material respect when made; mortgage loan legal and servicing files shall not constitute such documents or information for this purpose. Since the furnishing of such documents or information, there has been no change, nor any development or event involving a prospective change known to Borrower that would render any of such documents or information untrue or misleading in any material respect. There is no fact known to Borrower, and not previously disclosed to the head trader or chief credit officer of the Lender, which has a material possibility of causing a Material Adverse Effect with respect to Borrower.

            6.13 Loan Documents. Each of the representations and warranties (other than the representations and warranties set forth in Schedule 1, which shall be considered solely for the purpose of determining the Collateral Value of the Mortgage Assets; unless the Borrower shall have made any such representations and warranties with knowledge that they were materially false or misleading at the time made) of the Borrower contained in the Loan Documents is true and correct in all material respects.

            6.14 Compliance With Law, Etc. No practice, procedure or policy employed by Borrower in the conduct of its businesses violates any law, regulation, judgment, agreement, order or decree applicable to it, which violation is reasonably likely to result in a Material Adverse Effect.

            6.15 Fraudulent Conveyance. The Borrower is not transferring any Mortgage Assets with any intent to hinder, delay or defraud any of its creditors.

            6.16 Investment Company Act Compliance. The Borrower is neither required to be registered as an "investment company" as defined under the Investment Company Act nor under the control of an "investment company" as defined under the Investment Company Act.

            6.17 Taxes. The Borrower has filed all federal and state tax returns which are required to be filed by it and paid all taxes, including any material assessments received by it, to the extent that such taxes have become due. Any taxes, fees and other governmental charges payable by the Borrower in connection with the transactions contemplated hereby and the execution and delivery of the Loan Documents have been paid.

            6.18 Margin Regulations. Neither the making of any Loan hereunder, nor the use of the proceeds thereof, will violate or be inconsistent with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

            6.19 Order Expenses.

            (a) During the Interim Period, upon the entry of the Interim Order, the DIP Obligations shall constitute allowed administrative expenses in the Borrower's Case having priority in payment over all other administrative expenses and unsecured claims, other than certain statutory fees of the United States Trustee and the Borrower's Carve Out Expenses.

            (b) During the Final Period, upon the entry of the Final Order, the DIP Obligations shall constitute allowed administrative expenses in the Borrower's Case having priority in payment over all other administrative expenses and unsecured claims, other than certain statutory fees of the United States Trustee and the Borrower's Carve Out Expenses.

            6.20 Effectiveness of Orders. Each of the Interim Order, the Final Order and the Guaranty Order, as applicable, are in full force and effect from the time after the date on which each was entered and has not been stayed, reversed, modified or amended without the consent of the Lender.

            6.21 Existing Obligations. The Borrower is not aware of any defense to the Existing Loan Agreement or the Existing Obligations thereunder or to the validity, priority or perfection of the Lender's Lien on the collateral for the Existing Loan Agreement.

            6.22 Existing Purchase Agreements. The Borrower is not aware of (i) any claim or defense to the Lender's ownership of the Purchased Loans (including without limitation, all servicing rights relating thereto) free and clear of any claim to any ownership or other interest in such Purchased Loans (other than the Borrower's interest in the Retained Yield), (ii) any claim that it has or will have as a debtor-in possession against the Lender or to the Purchased Loans (other than the Borrower's interest in the Retained Yield), or (iii) any basis for the avoidance in the Borrower's Case of any transfer of property from the Borrower to the Lender.

            6.23 Required Creditor Approval. The Borrower has obtained valid acceptances from a majority in number and at least 66.67% in dollar amount of those creditors voting in each class of creditors entitled to vote to confirm the Plan of Reorganization, such acceptances were solicited and received in compliance with Section 1126 of the Bankruptcy Code and such acceptances have not been withdrawn or invalidated.

            Section 7. Covenants of the Borrower. The Borrower covenants and agrees with the Lender that, so long as any Loan is outstanding and until payment in full of all DIP Obligations and occurrence of the Termination Date:

            7.01 Financial Statements. Until the later to occur of (i) the discharge and payment of all of Borrower's obligations under this Loan Agreement and (ii) the Termination Date of this Loan Agreement, Borrower shall promptly upon preparation, but in no event later than 60 days following the end of each such party's first three fiscal quarters, deliver to Lender its unaudited company-prepared financial statements as of the end of each such fiscal quarter, prepared in accordance with GAAP. Borrower shall promptly upon preparation, but in no event later than 90 days following the end of such party's fourth fiscal quarter, deliver to Lender its audited and certified financial statements, prepared in accordance with GAAP, as of the end of the most recently ended fiscal year, which audits and certifications shall each be prepared by a nationally recognized independent accounting firm or by a regionally recognized independent accounting firm with the prior written consent of Lender, which consent shall not be unreasonably withheld. In all cases, financial statements shall include, without limitation, a balance sheet, a profit and loss statement and a statement of cash flows. Notwithstanding anything in this Loan Agreement to the contrary, if the audited and certified financial statements described in the immediately preceding sentence are (x) not delivered within the above-specified 90 days, (y) Borrower is diligently using its best efforts to deliver such financial statements, and (z) Borrower provides Lender with a notice specifying the reason for the delay and a date, within a reasonable time period (as determined by Lender), on which such financial statements will be delivered, and they are so delivered; then failure to deliver such financial statements within the above-specified 90 days, as the case may be, shall not be deemed to be an Event of Default under this Loan Agreement.

            7.02 Reports. (a) The Borrower shall, within 5 Business Days of filing, deliver to Lender copies of all material public filings made by the Borrower with any governmental or quasi-governmental body.

            (b) The Borrower shall (i) with respect to any Mortgage Assets serviced by the Borrower or any of its Affiliates or otherwise use its best efforts to cause to be delivered to Lender monthly, the report, if any, prepared by the relevant trustee or servicer setting forth payment activity, defaults and delinquencies with respect to each Eligible Asset pledged to the Lender, (ii) prepare and deliver reports each month, detailing, with respect to all Mortgage Assets pledged to the Lender, such information as the Lender may from time to time reasonably request and (iii) deliver to the Lender on the fifth day of each month a Mortgage Asset Schedule.

            (c) The Borrower shall deliver to the Lender, concurrently with their delivery to the Bankruptcy Court, all monthly operating reports which are filed with the Bankruptcy Court with respect to either the Borrower or the Guarantor.

            (d) The Borrower shall deliver to the Lender, within thirty (30) days following the end of each calendar month, a copy of the monthly management book of the Borrower (each, a "Management Book"), which monthly management book shall be substantially in the form previously delivered by the Borrower to the Lender and reasonably acceptable to the Lender.

            7.03 Compliance With Laws. The Borrower shall comply in all material respects with all laws, rules and regulations that relate to it or to the Eligible Assets or that materially and adversely affect the operations or financial conditions of the Borrower.

            7.04 Existence, etc. Borrower shall do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted except where failure to maintain such authority would not have a material adverse effect on the ability of Borrower to conduct its business or to perform its obligations under this Loan Agreement.

            7.05 Notices. Borrower will notify Lender in writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, as applicable, any remedial steps being taken with respect thereto:

            (A) The occurrence of a Default or Event of Default;

            (B) The institution of any litigation, arbitration proceeding or governmental proceeding which, in the opinion of counsel to Borrower, could have a material adverse effect on Borrower or the Eligible Assets;

            (C) All legal or arbitrable proceedings affecting the Guarantor, the Borrower or any of their respective Subsidiaries that questions or challenges the validity or enforceability of any of the Loan Documents or as to which there is a reasonable likelihood of adverse determination which would result in a Material Adverse Effect;

            (D) The entry of any judgment or decree against Borrower if the aggregate amount of all judgments and decrees then outstanding against Borrower exceeds $1,000,000 after deducting (i) the amount with respect to which Borrower is insured and with respect to which the insurer has assumed responsibility in writing, and (ii) the amount for which Borrower is otherwise indemnified if the terms of such indemnification are reasonably satisfactory to Lender;

            (E) The occurrence or reasonable likelihood of any event which would allow the obligee under any material loan agreement to which Borrower is bound to declare an event of default or accelerate the obligations of Borrower thereunder;

            (F) The occurrence or reasonable likelihood of any event or circumstance which could reasonably be expected to prevent the entry of an order confirming the Plan of Reorganization by not later than December 31, 1998,

            (G) Any proposed modification or amendment to the Plan of Reorganization; and

            (H) The occurrence of (1) any "Default" or "Event of Default" (as such term is used under the CIT Facility) under the CIT Facility, (2) the exercise of remedies under the CIT Facility, (3) any reduction, termination or any cessation of any commitment under the CIT Facility or
      (4) any modification or proposal for modification by CIT or the Borrower of any provision of the CIT Facility.

            7.06 Compliance With Custodial Agreement. With respect to each Eligible Asset, the Borrower shall comply with all document delivery requirements set forth in the applicable Custodial Agreement.

            7.07 Borrowing Base Deficiency; Maximum Credit Excess. If at any time there exists a Borrowing Base Deficiency or the outstanding Loans exceed the Maximum Credit, the Borrower shall cure same in accordance with Section 2.06 hereof.

            7.08 Inspection of Books and Records. Borrower shall permit the Lender or its accountants, attorneys or other agents reasonable access to all of their books and records relating to Eligible Assets for inspection and copying during normal business hours at all places where Borrower conducts business.

            7.09 No Assignment. Borrower shall not assign or attempt to assign this Loan Agreement or any rights hereunder, without first obtaining the specific written consent of Lender.

            7.10 No Amendment to Corporate Documents. Borrower shall not amend its Articles of Incorporation or By-laws, which amendment shall have or is likely to have a material adverse effect upon Lender or its interests under this Loan Agreement, without the prior written consent of Lender.

         7.11 No Change of Control. There shall be no Change of Control, and Borrower shall not merge or consolidate with or into, any other entity without the prior written consent of Lender, which consent shall not be unreasonably withheld.

         7.12 Limitation on Lines of Business. During the term of this Loan Agreement, Borrower shall not engage in any business other than the business of the Borrower in existence as of the date hereof, except with the prior written consent of Lender which consent shall not be unreasonably withheld.

         7.13 Limitation on Distributions. The Borrower shall not, except as otherwise expressly permitted or contemplated hereby or by the Plan of Reorganization, declare any dividends on any shares of any class of stock, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, retirement or other acquisition of any shares of any class of stock, or any warrants or options to purchase such stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Company, except (unless a Default shall have occurred and be continuing) dividends to the Guarantor only to the extent necessary to pay administrative expenses of the Guarantor's Case.

         7.14 Limitation on Guarantees. Except to Guarantee Indebtedness under the Indenture dated May 14, 1997, between Cityscape Financial Corp. and Chase Manhattan Bank as trustee relating to $300,000,000 of 12 3/4% senior notes due 2004, Borrower shall not Guarantee, endorse or otherwise in any way become or be responsible for any obligations of any other person, entity or Affiliate, including without limitation, whether directly or indirectly by agreement to purchase the indebtedness of any other person or through the purchase of goods, supplies or services, or maintenance of working capital or other balance sheet covenants or conditions, or by way of stock purchase, capital contribution, advance or loan for the purposes of paying or discharging any indebtedness or obligation of such other person or otherwise; provided, however, that nothing contained herein shall prevent Borrower from indemnifying its officers, directors and agents pursuant to its By-laws and its Articles of Incorporation.

         7.15 Limitation on Liens. The Borrower will defend the Collateral against, and will take such other action as is necessary to remove, any Lien, security interest or claim on or to the Collateral, other than the security interests created under this Loan Agreement or otherwise expressly permitted under this Loan Agreement, and the Borrower will defend the right, title and interest of the Lender in and to any of the Collateral against the claims and demands of all persons whomsoever, other than CIT to the extent that CIT's Liens are permitted thereon and, in the case of Other Collateral, holders of Permitted Liens.

         7.16 Financial Condition Covenants.

         (a) Maintenance of Net Worth of Borrower. The Borrower shall maintain at all times the sum of (i) the Borrower's Tangible Shareholders' Equity plus
(ii) the Consolidated Unsecured Indebtedness of the Borrower of least $130,000,000; and

         (b) Maintenance of Liquidity. The Borrower shall maintain cash and cash equivalents, subject to no Lien or other encumbrance other than the Liens in favor of CIT or the Lender, of at least $15,000,000.

         7.17 Notice if Mortgage Asset is Found Defective. Upon discovery by the Borrower or the Lender of any breach of any representation or warranty listed on
Schedule 1 hereto applicable to any Mortgage Asset, the party discovering such breach shall promptly give notice of such discovery to the other.

         7.18 Prohibition of Fundamental Changes. Neither the Borrower nor any of its Subsidiaries shall enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution) or sell all or substantially all of its assets, without the prior written consent of the Lender.

         7.19 Limitation on Transactions with Affiliates. Neither the Borrower nor any of its Subsidiaries shall enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) not otherwise prohibited under this Loan Agreement, (b) in the ordinary course of the Borrower's business (as a debtor-in-possession) and (c) upon fair and reasonable terms no less favorable to the Borrower, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

         7.20 Underwriting Guidelines. Without prior written consent of the Lender, the Borrower shall not materially amend or otherwise materially modify the Underwriting Guidelines with respect to the Mortgage Assets. In the event that the Borrower proposes to amend the Underwriting Guidelines with respect to the Mortgage Assets, the Borrower shall submit the proposed amendment to the Lender in writing. The Lender shall notify the Borrower whether or not it approves such proposed amendment, which approval shall not be unreasonably withheld. If the Borrower wishes to finance a Mortgage Asset hereunder that does not comply in all respects with the Underwriting Guidelines, the Borrower shall request prior approval thereof from the Lender and will deliver to the Lender, no later than three (3) Business Days prior to the requested Funding Date, the related underwriting file. The Lender shall notify the Borrower promptly (i) whether or not it chooses to finance any such Mortgage Asset and, if so, (ii) whether it chooses to treat such Mortgage Asset as an Eligible Asset. In the case of choice (ii) of the preceding sentence, the Lender hereby agrees to make such determination reasonably.

         7.21 Servicing Tape. The Borrower shall provide to the Lender on a monthly basis a computer readable magnetic tape containing servicing information, including without limitation those fields specified by the Lender from time to time, on a loan-by-loan basis and in the aggregate, with respect to the Mortgage Assets serviced hereunder by the Borrower or any third-party servicer.

         7.22 Borrowing Base Certificate. The Borrower shall provide to the Lender on a monthly basis, and otherwise upon the request of the Lender, a Borrowing Base certificate in the form of Exhibit F attached hereto.

         7.23 Authorized Officers. If at any time the list of authorized officers listed on Schedule 4 hereto becomes incomplete or incorrect, the Borrower shall promptly deliver to the Lender an updated complete and correct copy of Schedule 4. Until such updated copy of Schedule 4 is delivered, the Lender shall be entitled to rely exclusively upon the most recently delivered copy of Schedule 4. Accordingly, the Borrower's failure to deliver such updated copy shall not constitute an Event of Default.

         7.24 Existing Obligations.

         (a) The obligations of the Borrower in respect of the Existing Obligations and the validity, perfection, priority and non-avoidability of the Lender's Lien on the collateral securing the Existing Obligations shall be reaffirmed by the Borrower in the Interim Order and the Final Order, including the lack of any grounds for the subordination thereof; and

         (b) The Borrower shall repay the Existing Obligations on or prior to the earlier to occur of (i) one Business Day following the effective date of the Final Order and (ii) the date which is thirty (30) days following the Petition Date.

         (c) As adequate protection in respect of the Existing Obligations, as more fully described in the Interim Order, (i) the Lender shall be paid the reasonable fees and disbursements of its counsel incurred in connection with preserving, protecting and monitoring the Existing Obligations and Pre-Petition Collateral, (ii) be paid interest on the Existing Obligations in the manner and at the times specified in the Existing Agreement at the following rates: (A) from the Petition Date until the earlier to occur of
    (1) the effective date of the Final Order and (2) the date which is thirty
    (30) calendar days following the Petition Date, the non-default rate specified in the Existing Loan Agreement and (B) thereafter, at the LIBO Rate (as defined in the Existing Loan Agreement) plus 3.75% per annum and
    (iii) the Existing Obligations shall be afforded, to the extent of any diminution in the value of the Pre-Petition Collateral (except such diminution resulting from collections or proceeds applied to repayment of the Existing Obligations), (A) a security interest on the Collateral (other than the Pre-Petition Collateral), subject only to the security interests on such Collateral in favor of the Lender (in its capacity as such under this Loan Agreement) and CIT (in the case of any similar adequate protection security interest afforded to CIT in its capacity as pre-petition lender, such security interests shall be pari passu) and (B) an administrative expense priority in Borrower's Case having priority over all other administrative expenses of the kinds specified in Section 503(b) or 507(b) of the Bankruptcy Code, subject only to the Borrower's Carve-Out Expenses, the DIP Obligations and the obligations under the CIT Facility (in the case of any similar adequate protection administrative expense priority afforded to CIT in its capacity as pre-petition lender, such administrative expense priorities shall be pari passu).

         7.25 CIT Facility.

         (a) The Borrower shall not, without the prior written consent of the Lender, materially amend or otherwise modify the CIT Facility Document in any material respect (other than amendments not adverse to the Lender with respect to administrative matters); and

         (b) The Borrower shall not terminate the CIT Facility, nor agree to any reduction in availability under the CIT Facility in excess of $50,000,000.

         7.26 Purchased Loans. The Borrower shall not assert any claim or defense to the Lender's ownership of the Purchased Loans (other than the Borrower's interest in the Retained Yield).

         7.27 Selection Criteria. The Mortgage Assets shall be selected from among the outstanding one to four family residential mortgage loans in the Borrower's portfolio which meet the eligibility criteria hereunder. Such selection shall not be made in any manner which adversely affects the interests of the Lender.

         Section 8. Events of Default. Each of the following events shall constitute an event of default (an "Event of Default") hereunder:

         a) Failure to Perform. Failure of Borrower to comply with Section 7.07 or Section 7.24(b) hereof; or failure of Borrower to pay when due any sums or amount equal to or greater than $100,000 payable hereunder or under any Loan or to pay within one Business Day of the due date any sums or amount less than $100,000 payable hereunder or under any Loan; or

         b) Failure of Representation or Warranty. Any representation, warranty or certification made or deemed made herein or in any other Loan Document by the Borrower or any certificate furnished to the Lender pursuant to the provisions hereof or thereof shall prove to have been false or misleading in any material respect as of the time made or furnished (other than the representations and warranties set forth in Schedule 1, which shall be considered solely for the purpose of determining the Collateral Value of the Mortgage Assets; unless the Borrower shall have made any such representations and warranties with knowledge that they were materially false or misleading at the time made); or

         c) Failure of Covenant.

                  (i) Failure of Borrower to observe and perform any material non-monetary covenant, condition or other agreement on its part to be observed or performed hereunder and such default shall continue unremedied for five Business Days; or

                  (ii) Failure of Borrower to observe and perform any other covenant, condition or other agreement on its part to be observed or performed hereunder and such default shall continue unremedied for ten Business Days following the Borrower's receipt of notice from the Lender; or

         d) Borrower Default. A default by Borrower whether as principal, guarantor or surety, in the payment of any principal or interest on any post-Petition Date indebtedness or any other post-Petition Date obligation of Borrower in the amount of $1,000,000 or more; or

         e) Material Adverse Change. Any materially adverse change in the Property, business, financial condition or prospects of the Borrower, the Guarantor or any of their respective Subsidiaries as of the Petition Date shall occur from and after the Petition Date, in each case as determined by the Lender in its sole and reasonable discretion, including without limitation, (i) the exercise of remedies under the CIT Facility, (ii) the reduction of any commitment under the CIT Facility in excess of $50,000,000 without the Lender's prior consent, or (iii) any termination of any commitment under the CIT Facility in excess of $50,000,000; or

         f) Cross-Default. The occurrence and continuance of an "event of default" or of an "event of termination" on the part of Borrower or the Guarantor under either (i) any material post-Petition Date agreement of Borrower or Guarantor, or (ii) any other material post-Petition Date agreement between Borrower, on the one hand, and Lender or any of its Affiliates on the other hand, which has not been waived by the Lender; or

         g) Change of Control. Any Change of Control of the Borrower or the Guarantor shall occur; or

         h) Pre-Existing Condition. (i) The discovery by the Lender during its continuing due diligence of the Borrower of a condition or event which existed at or prior to the execution hereof and which the Lender, in its reasonable discretion, determines materially and adversely affects: (1) the condition (financial or otherwise) of the Borrower, its Subsidiaries or Affiliates; or (2) the ability of either the Borrower or the Lender to fulfill its respective obligations under this Loan Agreement; or (ii) the discovery by the Lender of information not previously known to the head trader or chief credit officer of the Lender relating to the Collateral, the Guarantor, the Borrower or the Plan of Reorganization which the Lender reasonably believes has or could impair the value of the Collateral or have a material adverse effect on the ability of the Borrower or the Guarantor to comply with or obtain timely confirmation of the Plan of Reorganization or the occurrence of the Plan Effective Date; or

         i) Unsatisfied Judgment. A final judgment or judgments for the payment of money or the granting of relief from the automatic stay allowing any creditor to exercise rights against any property of the bankruptcy estate, individually or in the aggregate, in excess of $1,000,000 after subtracting any amounts for which an insurer or indemnitor with a financial standing reasonably satisfactory to the Lender has assured liability in writing for discharge thereof shall be rendered against the Borrower or any of its Subsidiaries by one or more courts, administrative tribunals or other bodies having jurisdiction and the same shall not be discharged (or provision shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof, and the Borrower or any such Subsidiary shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed or bonded, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

         j) Other Liens. The Borrower shall grant, or suffer to exist, any Lien on any Collateral except the Liens contemplated hereby; or the Liens contemplated hereby shall cease to be perfected Liens on the Collateral in favor of the Lender of the priority contemplated by the Loan Agreement or shall be Liens in favor of any Person other than the Lender, except as contemplated by this Loan Agreement; or

         k) Termination of Loan Documents. The applicable Custodial Agreement or any Loan Document shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by the Borrower, except as consented to by the Lender in writing; or

         l) Failure to Answer. The Lender shall reasonably request, specifying the reasons for such request, information, and/or written responses to such requests, regarding the financial well-being of the Borrower and such information and/or responses shall not have been provided within five Business Days of such request; or

         m) Avoidance Actions. (i) Any Avoidance Action with respect to the Existing Obligations or the Pre-Petition Collateral shall be commenced by any party (including any creditors' committee) after the 60th day following the Petition Date, or (ii) any Avoidance Action with respect to the DIP Obligations, the Existing Obligations or any payments in respect of either or with respect to Pre-Petition Collateral or the Collateral is commenced by either the Borrower or the Guarantor against the Lender; or

         n) Chapter 11 Case Orders. Any order shall be entered in either Chapter 11 Case which (i) provides for the appointment of a trustee or an examiner with expanded powers which is not reversed within thirty (30) days of the entry thereof; (ii) dismisses such Chapter 11 Case or converts such Chapter 11 Case into a Chapter 7 case; (iii) confirms a plan of reorganization that is not a Plan of Reorganization as defined herein; (iv) without the consent of the Lender, revokes, reverses, stays or otherwise modifies any Approval Order, including without limitation, any order approving the granting of any Lien on the Collateral (other than a permitted Lien in favor of CIT) or granting any expense a priority equal to or greater than the priority granted to the Lender (other than the permitted priority of the CIT Facility and the Carve Out Expenses) (any of (i) through (iv), a "Case Order"); (v) in the reasonable judgment of the Lender, impairs or adversely affects the Collateral, the Affiliate Guaranty, or the likelihood that the Borrower will discharge in full its obligations to the Lender under this Loan Agreement in a timely manner; or (vi) stays or restrains the effectiveness of any provision of this Loan Agreement or the pledge of the Collateral hereunder; or

         o) Chapter 11 Case Motions. A motion for any Case Order shall be made by (i) the Official Committee, which is not withdrawn within thirty (30) days following the date on which such motion is made, (ii) the Borrower or the Guarantor or (iii) any other Person and (x) the Official Committee shall have consented thereto or shall have failed to contest such motion within thirty (30) days following the date on which such motion is made or (y) the Borrower or the Guarantor shall have consented thereto or shall have failed to contest such motion within thirty (30) days following the date on which such motion is made; or

         p) Maintenance of Net Worth of Guarantor. The Guarantor shall cease to maintain at all times the sum of (i) the Guarantor's Tangible Shareholders' Equity plus (ii) the Guarantor's Consolidated Unsecured Indebtedness of least $130,000,000.

         Notwithstanding any other provision of this Section 8, any grace or notice period provided in this Section 8 in respect of a notice to be given or action to be taken by the Lender may be shortened or eliminated by the Lender if, in its sole good faith discretion, it is reasonable to do so under the circumstances, taking into consideration, among other things, the volatility of the market for the Mortgage Assets or other securities involved, the extent and nature of any Event of Default (or events which with the giving of such notice and passage of time would constitute Events of Default) and the risks inherent in deferring the exercise of remedies for the otherwise applicable grace or notice period.

         Section 9. Remedies Upon Default.

         (a) Upon the occurrence of one or more Events of Default (unless otherwise expressly waived in writing by the Lender), the Lender may immediately declare the principal amount of the Loans then outstanding under the Note to be immediately due and payable, together with all interest thereon and fees and expenses accruing under this Loan Agreement. Upon such declaration, the balance then outstanding hereunder shall become immediately due and payable, without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

         (b) Upon the occurrence of one or more Events of Default (unless otherwise expressly waived in writing by the Lender), the Lender shall have the right to obtain physical possession of the Servicing Records and all other files of the Borrower relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come in to the possession of the Borrower or any third party acting for the Borrower and the Borrower shall deliver to the Lender such assignments as the Lender shall request. The Lender shall be entitled to specific performance of all agreements of the Borrower contained in this Loan Agreement. The Lender shall be authorized to exercise its remedies hereunder without notice to any Person and without application to or approval of the Bankruptcy Court; provided, that the foreclosure upon or seizure of any Collateral other than the Primary Collateral shall require three (3) Business Days prior notice to the Borrower and the Official Committee (unless the Lender has evidence that the Borrower has engaged in fraudulent conduct, in which case no notice shall be required).

         Section 10. No Duty of Lender. The powers conferred on the Lender hereunder are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for its or their own gross negligence or willful misconduct.

         Section 11. Miscellaneous.

         11.01 Waiver. No failure on the part of the Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

         11.02 Notices. Except as otherwise expressly permitted by this Loan Agreement, all notices, requests and other communications provided for herein and under the applicable Custodial Agreement (including without limitation any modifications of, or waivers, requests or consents under, this Loan Agreement) shall be given or made in writing (including without limitation by telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or thereof; or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. Except as otherwise provided in this Loan Agreement and except for notices given under Section 2 (which shall be effective only on receipt), all such communications shall be deemed to have been duly given when transmitted by telex or telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

         11.03 Indemnification and Expenses.

         (a) The Borrower agrees to hold the Lender and each of its directors, officers, employees, affiliates and agents (including without limitation its counsel) (each an "Indemnified Person") harmless from and indemnify the Lender against all losses, claims, damages, liabilities or other expenses of any kind which may be imposed on, incurred by or asserted against any Indemnified Person (collectively "Costs") in any way relating to or arising out of this Loan Agreement, the Note, any other Loan Document, the Chapter 11 Cases, or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby; provided, that the foregoing shall not apply to Costs which are found by a final decision of a court of competent jurisdiction to have resulted from such Indemnified Person's gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Borrower agrees to hold each Indemnified Person harmless from and indemnify such Indemnified Person against all Costs with respect to Mortgage Assets relating to or arising out of any breach, violation or alleged breach of violation of any consumer credit laws, including without limitation the Truth in Lending Act and/or the Real Estate Settlement Procedures Act. In any suit, proceeding or action brought by such Indemnified Party in connection with any Mortgage Asset for any sum owing thereunder, or to enforce any provisions of any Mortgage Asset, the Borrower will save, indemnify and hold such Indemnified Person harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Borrower. The Borrower also agrees to reimburse each Indemnified Person as and when billed by the Lender for all of such Indemnified Person's costs and expenses incurred in connection with the enforcement or the preservation of the Lender's rights under this Loan Agreement, any other Loan Document or any transaction contemplated hereby or thereby, including without limitation the reasonable fees and disbursements of its counsel (including all fees or disbursements incurred in connection with investigating, defending or participating in any legal proceeding relating to any of the foregoing (whether or not such Indemnified Person is a party thereto)). Should any Indemnified Person be involved (whether as a party, witness or otherwise) in any litigation or other proceeding in connection with the transactions contemplated hereby, the Borrower hereby agrees to compensate such Indemnified Person in an amount equal to its customary per diem charges for each day the such Indemnified Person is involved in preparation, discovery proceedings or testimony pertaining to any such litigation or other proceeding. The Borrower hereby acknowledges that, notwithstanding the fact that the Borrower's obligations hereunder are secured by the Collateral, the obligation of the Borrower hereunder is a recourse obligation of the Borrower.

         (b) The Borrower agrees to pay as and when billed by the Lender all of the reasonable out-of-pocket costs and expenses incurred by the Lender in connection with the preparation and execution of, and any amendment, supplement or modification to, this Loan Agreement, the Note, any other Loan Document or any other documents prepared in connection herewith or therewith. The Borrower agrees to pay as and when billed by the Lender all of the reasonable out-of-pocket costs and expenses incurred in connection with the consummation and administration of the transactions contemplated hereby and thereby (including without limitation the monitoring of and participation in the Chapter 11 Cases) including without limitation (i) all the reasonable fees, disbursements and expenses of Cadwalader, Wickersham & Taft and Wachtell, Lipton, Rosen & Katz, counsel to the Lender (which the parties hereby agree shall not be subject to allowance by the Bankruptcy Court under Section 330 of the Bankruptcy Code or otherwise) and (ii) all the due diligence, inspection, testing and review costs and expenses incurred by the Lender with respect to Collateral under this Loan Agreement, including, but not limited to, those costs and expenses incurred by the Lender pursuant to Sections 11.03(a), 11.14 and
11.15 hereof.

         (c) The obligations of this Section 11.03 shall be paid as ordinary course expenses during the Chapter 11 Cases upon request of the Lender and without notice, hearing or court approval and shall have priority over all administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code and unsecured claims, other than Carve Out Expenses, and shall be reaffirmed in the Plan of Reorganization and shall not be discharged in the Chapter 11 Cases (except by reason of payment in full in cash).

         (d) Notwithstanding anything to the contrary contained herein, from and after the Petition Date, Costs and other amounts reimbursable hereunder shall not include Costs and other amounts arising solely out of, or solely in connection with, the Existing Loan Agreement, or any other agreement between the Lender and the Borrower or the Guarantor executed prior to the Petition Date ("Pre-Petition Costs"). Such Pre-Petition Costs shall be reimbursed and reimbursable to the extent provided under the terms of the Existing Loan Agreement, such other agreement between the Borrower and the Lender executed prior to the date hereof or any order of the Bankruptcy Court entered in either of the Chapter 11 Cases.

         (e) Neither the Lender nor any other Indemnified Person shall be responsible or liable to the Borrower, the Guarantor or any of their respective Affiliates or Subsidiaries for incidental or consequential damages which may be alleged as a result of the Loan Documents and the transactions contemplated thereby.

         11.04 Amendments. Except as otherwise expressly provided in this Loan Agreement, any provision of this Loan Agreement may be modified or supplemented only by an instrument in writing signed by the Borrower and the Lender and any provision of this Loan Agreement may be waived by the Lender.

         11.05 Successors and Assigns. This Loan Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         11.06 Survival. The obligations of the Borrower under Section 11.03 hereof shall survive the repayment of the Loans and the termination of this Loan Agreement. In addition, each representation and warranty made or deemed to be made by a request for a borrowing, herein or pursuant hereto shall survive the making of such representation and warranty, and the Lender shall not be deemed to have waived, by reason of making any Loan, any Default that may arise because any such representation or warranty shall have proved to be false or misleading, notwithstanding that the Lender may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Loan was made.

         11.07 Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Loan Agreement.

         11.08 Counterparts. This Loan Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Loan Agreement by signing any such counterpart.

         11.09 Loan Agreement Constitutes Security Agreement; Governing Law. This Loan Agreement shall be governed by New York law, except as preempted by the Bankruptcy Code, without reference to choice of law doctrine, and shall constitute a security agreement within the meaning of the Uniform Commercial Code.

         11.10 WAIVER OF JURY TRIAL. EACH OF THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS LOAN AGREEMENT, ANY

OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         11.11 Acknowledgments. The Borrower hereby acknowledges that:

         (a) it has been advised by counsel in the negotiation, execution and delivery of this Loan Agreement, and the other Loan Documents;

         (b) the Lender has no fiduciary relationship to the Borrower; and

         (c) no joint venture exists between the Lender and the Borrower.

         11.12 Hypothecation or Pledge of Loans. The Lender shall have free and unrestricted use of all Collateral and nothing in this Loan Agreement shall preclude the Lender from engaging in repurchase transactions with the Collateral or otherwise pledging, repledging, transferring, hypothecating, or rehypothecating the Collateral. Nothing contained in this Loan Agreement shall obligate the Lender to segregate any Collateral delivered to the Lender by the Borrower.

         11.13 Assignments; Participations.

         (a) The Borrower may not assign any of its rights or obligations hereunder without the prior consent of the Lender. The Lender may not assign any of its rights or obligations hereunder other than to an Affiliate without the prior consent of the Borrower.

         (b) The Lender may, in accordance with applicable law, at any time sell to one or more lenders or other entities ("Participants") participating interests in any Loan, or any other interest of the Lender hereunder and under the other Loan Documents. In the event of any such sale by the Lender of participating interests to a Participant, the Lender's obligations under this Loan Agreement to the Borrower shall remain unchanged, the Lender shall remain solely responsible for the performance thereof, the Lender shall remain the lender for all purposes under this Loan Agreement and the other Loan Documents, the Borrower shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations under this Loan Agreement and the other Loan Documents, and the Participants shall not have any rights of consent regarding any of the Loan Documents. The Borrower agrees that if amounts outstanding under this Loan Agreement are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Loan Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Loan Agreement; provided, that such Participant shall only be entitled to such right of set-off if it shall have agreed in the agreement pursuant to which it shall have acquired its participating interest to share with the Lender the proceeds thereof. Each Loan Party also agrees that each Participant shall be entitled to the benefits of Sections 2.08 and 11.03 with respect to its participation in the Loans outstanding from time to time; provided, that no Participant shall be entitled to receive any greater amount pursuant to such Sections than the Lender would have been entitled to receive in respect of the amount of the participation transferred by the Lender to such Participant had no such transfer occurred.

         (c) The Lender may furnish any information concerning the Borrower or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants); provided that each such recipient shall have previously agreed in writing, to which the Borrower shall be an intended third party beneficiary, to protect the confidentiality of any confidential information concerning the Borrower and any of its Subsidiaries received by such recipient.

         (d) The Borrower agrees to cooperate with the Lender in connection with any such assignment and/or participation, to execute and deliver such replacement notes, and to enter into such restatements of, and amendments, supplements and other modifications to, this Loan Agreement and the other Loan Documents necessary solely to give effect to such assignment and/or participation. The Borrower further agrees to furnish to any Participant identified by the Lender to the Borrower copies of all reports and certificates to be delivered by the Borrower to the Lender hereunder, as and when delivered to the Lender.

         11.14 Servicing.

         (a) The Borrower, as independent contract servicer, shall service and administer the Mortgage Assets in accordance with the terms and provisions set forth in Articles V, VI, VII and VIII of the Whole Loan Agreement attached hereto as Exhibit E which sections are hereby incorporated in this Loan Agreement in their entirety (with, however, the changes and adjustments as provided in this Loan Agreement) as if the same were contained in this Section (such servicing provisions as incorporated and adjusted, the "Servicing Agreement").

         (b) With respect to the following provisions set forth in the Whole Loan Agreement attached hereto as Exhibit E, the Borrower shall service the Mortgage Assets as it is required to service "Mortgage Loans" thereunder and be subject to all of the obligations as required by the "Seller" pursuant to the Whole Loan Agreement and the Lender shall have all the rights as afforded the "Certificateholder" thereunder:

                  5.01     Seller to Act as Servicer.
                  5.02     Liquidation of Mortgage Loans.
                  5.03     Collection of Mortgage Loan Payments.
                  5.04 Establishment of Certificate Accounts; Deposits in Certificate Accounts.
                  5.05     Withdrawals from the Certificate Account.
                  5.06     Transfer of Accounts.
                  5.07     Maintenance of Hazard Insurance.
                  5.08     Fidelity Bond; Errors and Omissions Insurance.
                  5.09     Liquidation Reports.
                  5.10 Notification of Adjustments (to the extent the Mortgage Loans are Adjustable Rate Mortgage Loans).
                  6.01     Distributions.
                  6.02     Statements to the Certificateholders.
                  6.03     Advances by the Seller.
                  7.01     Assumption Agreements.
                  7.02     Satisfaction of Mortgages and Release of Mortgage
                           Files.
                  7.03     Servicing Compensation.
                  7.04     Annual Statement as to Compliance.
                  7.05 Annual Independent Certified Public Accountants' Servicing Report.
                  7.06     Certificateholders' Right to Examine Seller Records.
                  8.01 Seller Shall Provide Access and Information as Reasonably Required.
                  8.02     Financial Statements.

         (c) Any cross references in Exhibit H in the sections listed above to other sections set forth in Exhibit H are likewise incorporated herein and made a part hereof.

         (d) To the extent any provision or definition set forth in Exhibit H shall conflict with any provision set forth in this Loan Agreement, the provision or definition in this Loan Agreement shall govern.

         (e) The Borrower agrees that the Lender is the owner of all servicing records, including but not limited to any and all servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of Mortgage Assets (the "Servicing Records"); and the Borrower grants the Lender a security interest in all servicing fees and rights relating to the Mortgage Assets and all Servicing Records to secure the obligation of the Borrower or its designee to service in conformity with this Section and any other obligation of the Borrower to the Lender. The Borrower covenants to safeguard such Servicing Records and to deliver them promptly to the Lender or its designee (including the Custodian) at the Lender's request.

         (f) The Borrower hereby agrees that upon the occurrence of an Event of Default (unless otherwise expressly waived in writing by the Lender), the Lender may terminate the Borrower as servicer and transfer servicing to the Lender's designee, at no cost or expense to the Lender, it being agreed that the Borrower will pay any and all fees required to effectuate the transfer of servicing to the designee of the Lender.

         (g) After the Funding Date, until the pledge of any Mortgage Asset is relinquished by the Custodian, the Borrower will have no right to modify or alter the terms of such Mortgage Asset and the Borrower will have no obligation or right to repossess such Mortgage Asset or substitute another Mortgage Asset, except as provided in the applicable Custodial Agreement.

         (h) The Borrower shall permit the Lender to inspect the Borrower's servicing facilities, as the case may be, for the purpose of satisfying the Lender that the Borrower has the ability to service the Mortgage Assets as provided in this Loan Agreement.

         11.15 Periodic Due Diligence Review.

         The Borrower acknowledges that the Lender has the right to perform continuing due diligence reviews with respect to the Mortgage Assets, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and the Borrower agrees that upon reasonable (but no less than one (1) Business Day's) prior notice to the Borrower, the Lender or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Mortgage Files and any and all documents, records, agreements, instruments or information relating to such Mortgage Assets in the possession or under the control of the Borrower and/or the Custodian. The Borrower also shall make available to the Lender a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Mortgage Files and the Mortgage Assets. Without limiting the generality of the foregoing, the Borrower acknowledges that the Lender may make Loans to the Borrower based solely upon the information provided by the Borrower to the Lender in the Mortgage Asset Schedule and the representations, warranties and covenants contained herein, and that the Lender, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Mortgage Assets securing such Loan, including without limitation ordering new credit reports and new appraisals on the related Mortgaged Properties and otherwise re-generating the information used to originate such Mortgage Asset. The Lender may underwrite such Mortgage Assets itself or engage a mutually agreed upon third party underwriter to perform such underwriting. The Borrower agrees to cooperate with the Lender and any third party underwriter in connection with such underwriting, including, but not limited to, providing the Lender and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Mortgage Assets in the possession, or under the control, of the Borrower. The Borrower further agrees that the Borrower shall reimburse the Lender for any and all reasonable out-of-pocket costs and expenses incurred by the Lender in connection with the Lender's activities pursuant to this Section 11.15.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered as of the day and year first above written.

                                   BORROWER

                                   CITYSCAPE CORP.

                                   By /s/ Cheryl P. Carl

                                   Title: Executive Vice President,
                                   Treasurer and Secretary

                                   Address for Notices:

                                   565 Taxter Road
                                   Elmsford, New York 10523

                                   Attention: Cheryl Carl
                                   Telecopier No.: (914) 592-7060
                                   Telephone No.: (914) 592-6677

                                   LENDER

                                   GREENWICH CAPITAL FINANCIAL
                                   PRODUCTS, INC.

                                   By /s/ Paul Stevelman

                                   Title: General Counsel

                                   Address for Notices:

                                   600 Steamboat Road
                                   Greenwich, Connecticut 06830
                                   Attention: Paul Stevelman
                                   Telecopier No.: (203) 629-5718
                                   Telephone No.: (203) 625-2756

                                   With a copy to:

                                   600 Steamboat Road
                                   Greenwich, Connecticut 06830
                                   Attention: General Counsel
                                   Telecopier No.: (203) 629-5718
                                   Telephone No.: (203) 625-6065

                                                                      SCHEDULE 1

               REPRESENTATIONS AND WARRANTIES RE: MORTGAGE ASSETS

                             Part I. Eligible Assets

                  As to each Mortgage Asset included in the Borrowing Base on a Funding Date (and the related Mortgage, Mortgage Note, Assignment of Mortgage and Mortgaged Property), the Borrower shall be deemed to make the following representations and warranties to the Lender as of such date and as of each date Collateral Value is determined. With respect to any representations and warranties made to the best of the Borrower's knowledge, in the event that it is discovered that the circumstances with respect to the related Mortgage Asset are not accurately reflected in such representation and warranty notwithstanding the knowledge or lack of knowledge of the Borrower, then, notwithstanding that such representation and warranty is made to the best of the Borrower's knowledge, such Mortgage Asset shall be assigned a Collateral Value of zero:

(1) Mortgage Asset Schedule. The information set forth on the Mortgage Asset Schedule with respect to such Eligible Asset is true and correct as of the Funding Date in all material respects;

(2) Payments Current. As of the applicable Funding Date, no payment required under the Mortgage Asset is delinquent in excess of 29 days and thereafter no payment required under the Mortgage Asset is delinquent in excess of 59 days;

(3) Valid Lien. Each related Mortgage is a valid and enforceable first, second or third lien on the Mortgaged Property subject only to (a) the lien of nondelinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of such Eligible Asset, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

(4) No Delinquent Taxes. To the best of the Borrower's knowledge there was no delinquent tax or assessment lien against any related Mortgaged Property;

(5) No Defenses. To the best of the Borrower's knowledge, there is no valid offset, defense or counterclaim to any related Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note;

(6) No Mechanics' Liens. To the best of the Borrower's knowledge, there are no mechanics' liens or claims for work, labor or material affecting any related Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in (11) below;


                                  Schedule 1-1

(7) Mortgaged Property Undamaged. To the best of the Borrower's knowledge, each related Mortgaged Property is free of material damage and is in good repair;

(8) Compliance With Applicable Laws. The origination of such Eligible Asset complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, relating to the origination of mortgage loans, and consummation by the Borrower of the transactions contemplated hereby will not involve the violation of any such laws;

(9) No Modifications. Neither the Borrower nor any prior holder of any related Mortgage has modified such Mortgage in any material respect (except that such an Eligible Asset may have been modified by a written instrument which has been recorded, if necessary, to protect the interests of the Lender and which has been delivered to the Custodian); satisfied, canceled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage except for the subordination of a Mortgage securing a Mortgage Loan, with respect to which the related superior lien was released in connection with the refinancing of the mortgage loan relating to such superior lien; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto except as has been disclosed to Lender prior to Funding Date, in which case a copy of such modification agreement will have been delivered to the Borrower and the Custodian;

(10) Title Insurance. Except with respect to High LTV Mortgage Assets, a lender's policy of title insurance together with a condominium endorsement, if applicable, and extended coverage endorsement and, if applicable, an adjustable rate mortgage endorsement in an amount at least equal to the principal balance as of the related Funding Date of each such Eligible Asset or a commitment (binder) to issue the same was effective on the date of the origination of such Eligible Asset, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the related Mortgaged Property is located and acceptable to FNMA or FHLMC and in a form acceptable to FNMA or FHLMC, which policy insures the Borrower and successor owners of indebtedness secured by the insured related Mortgage, as to the first, second or third priority lien of such Mortgage; to the best of the Borrower's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of such Mortgage, including the Borrower, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy;

(11) Origination. Such Eligible Asset was originated by the Borrower or, if not originated by the Borrower, was purchased by the Borrower and, in either case, was underwritten substantially in accordance with the Underwriting Guidelines then in effect;

(12) No Encroachments. To the best of the Borrower's knowledge, all of the improvements which were included for the purpose of determining the Appraised Value of the related Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon such Mortgaged Property unless the applicable title insurance policy for such Mortgaged Property affirmatively insures against loss or damage by reason of any encroachment that is disclosed or would have been disclosed by an accurate survey;


                                  Schedule 1-2

(13) Occupancy. To the best of the Borrower's knowledge, no improvement located on or being part of related Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Borrower's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and to the best of the Borrower's knowledge, such Mortgaged Property was lawfully occupied under applicable law at origination and is lawfully occupied under applicable law;

(14) Doing Business. To the best of the Borrower's knowledge, all parties which have had any interest in any related Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the related Mortgaged Property is located, and (2)(A) organized under the laws of such state, (B) qualified to do business in such state, (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state;

(15) Mortgage Documents Genuine. The related Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the Mortgagor, enforceable in accordance with its terms and with applicable laws except to the extent that the enforceability thereof may be limited by (a) federal or state bankruptcy, insolvency, moratorium and other similar laws relating to creditors' rights generally and (b) the availability of the remedy of specific performance and injunctive and other forms of equitable relief and by the discretion of the court before which any proceeding therefor may be brought. All parties to the related Mortgage Note and the related Mortgage had legal capacity to execute such Mortgage Note and such Mortgage and such Mortgage Note and such Mortgage have been duly and properly executed by such parties;

(16) Full Disbursement of Proceeds. The proceeds of such Eligible Asset have been fully disbursed. All costs, fees and expenses incurred in making, closing or recording such Eligible Assets were paid;

(17) Customary Provisions. The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including, (i) if such Mortgage is designated as a deed of trust, by trustee's sale and
         (ii) otherwise by judicial foreclosure;

(18) Deeds of Trust. With respect to any related Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by, the Lender to the trustee under the deed of trust, except in connection with a trustees sale after default by the related Mortgagor;

(19) Form of Documents. The related Mortgage Note and the related Mortgage is in substantially the form attached as Exhibit I hereto with such revisions as are necessary to comply with applicable state law;

(20) Escrow Payments. There exist no deficiencies with respect to escrow deposits and payments, if such are required by the related Mortgage or Mortgage Note, for which customary


                                  Schedule 1-3
         arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Borrower have been capitalized under the related Mortgage or the related Mortgage Note;

(21) Collection Practices. The collection practices used by the Borrower with respect to such Eligible Asset have been in all respects legal, proper, prudent and customary in the mortgage lending and servicing business with respect to mortgage loans similar to such Eligible Asset;

(22) No Additional Collateral. The related Mortgage Note is not secured by any collateral, pledged account or other security except for the lien of the related Mortgage and certain personalty relating thereto or a third party guaranty;

(23) No Shared Appreciation; No Contingent Interests. Such Eligible Asset does not have a shared appreciation feature, or other contingent interest feature;

(24) Due on Sale. Such Eligible Asset contains a "due-on-sale" clause unless prohibited by applicable law;

(25) Hazard Insurance. The improvements upon the related Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located representing coverage not less than the lesser of
         (i) the minimum amount required to compensate for damage or loss on a replacement cost basis, (ii) the outstanding principal balance of the related Eligible Asset or (iii) the maximum allowed. All individual insurance policies and flood policies referred to in clause (27) below contain a standard mortgagee clause naming the Borrower or the original mortgagee, and its successors in interest, as mortgagee, and the Borrower has received no notice that any premiums due and payable thereon have not been paid; the related Mortgage obligates the related Mortgagor thereunder to maintain all such insurance, including flood insurance, at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

(26) Flood Insurance. If the related Mortgaged Property is in a Federal Flood Hazard Zone, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the original outstanding principal balance of the Eligible Asset, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973;

(27) No Condemnation. To the best of the Borrower's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the related Mortgaged Property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement except for normal wear and tear;

(28) No Defaults. As of the applicable Funding Date, the scheduled monthly payment for the Mortgage Asset is no more than 29 days delinquent. Except with respect to any delinquent scheduled payment which is not more than 59 days delinquent as of the date of determination,


                                  Schedule 1-4
         to the best of Borrower's knowledge, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note that would have a material adverse effect on the value of the related Mortgage Asset; and, the Borrower has not waived any default, breach, violation or event of acceleration;

(29) Type of Mortgaged Property. The related Mortgaged Property is improved by either (i) a one- to four-family residential dwelling, including condominium units, dwelling units in PUDs and manufactured housing, which, to the best of the Borrower's knowledge, does not include cooperatives and does not constitute other than real property or personalty related to the Mortgaged Property under state law or (ii) a small residential multi-family residence and mixed-use structure;

(30) Servicing. Unless otherwise specified in the related Request for Borrowing, each Eligible Asset is being serviced by the Borrower;

(31) No Future Advances. There is no obligation on the part of the Borrower or any other party under the terms of the related Mortgage or related Mortgage Note to make payments in addition to those made to the related Mortgagor;

(32) Consolidation of Future Advances. Any future advances made prior to the related Funding Date have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Asset Schedule. The consolidated principal amount does not exceed the original principal amount of such Eligible Asset. The related Mortgage Note does not permit or obligate the Borrower to make future advances to the related Mortgagor at the option of the Mortgagor;

(33) No Assessments. To the best of the Borrower's knowledge, there are no defaults in complying with the terms of the Mortgage that would have a Material Adverse Effect on the value of the related Mortgage Loan, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents that would have a Material Adverse Effect on the value of the related Mortgage Loan which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid. The Borrower has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the related Mortgagor, directly or indirectly, for the payment of any amount required by the related Mortgage except for (A) payments in the nature of escrow payments, including without limitation, taxes and insurance payments, and (B) interest accruing from the date of the related Mortgage Note or date of disbursement of the related Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest;

(34) Application of Proceeds. All amounts received with respect to such Eligible Assets to which the Lender is entitled have been transferred to the Lender;

(35) Underwriting. Such Eligible Asset was underwritten in accordance with the Borrower's underwriting guidelines no less stringent than the Underwriting Guidelines; provided, however, that from time to time the Borrower may propose reasonable changes to such Underwriting


                                  Schedule 1-5

         Guidelines and with Lender's written consent thereto (which consent shall not be unreasonably withheld), may amend such Underwriting Guidelines;

(36) Appraisal. Except with respect to certain High LTV Mortgage Assets, the related Mortgage File contains an appraisal of the related Mortgaged Property signed by an appraiser which meets the minimum FNMA or FHLMC requisite qualifications for appraisers, duly appointed by the originator, who had no interest, direct or indirect in the related Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Eligible Asset; the appraisal is in a form acceptable to FNMA and FHLMC, with such riders as are acceptable to FNMA or FHLMC, as the case may be, and satisfies the requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989;

(37) No Graduated Payments; No Buydowns; No Convertible Mortgage Assets. Unless otherwise specified in the related Request for Borrowing, such Eligible Asset is not a graduated payment mortgage loan or a growing equity mortgage loan, nor is such Eligible Asset subject to a temporary buydown or similar arrangement. If the Eligible Asset has an adjustable rate, it is not convertible at the option of the related Mortgagor to a fixed rate mortgage loan;

(38) No Subordinate Liens at Origination. With respect to such Eligible Asset, no loan junior in lien priority to such Eligible Asset and secured by the related Mortgaged Property was originated by the Borrower at the time of origination of such Eligible Asset unless specifically set forth on the Request for Borrowing and expressly approved by the Lender;

(39) Environmental Matters. To the best of Borrower's knowledge at origination either (i) the related Mortgaged Property was not located within a 1 mile radius of any site with environmental or hazardous waste of which the Borrower had actual knowledge, or (ii) as to any related Mortgaged Property located within a 1 mile radius of any site as to which the Borrower has actual knowledge of environmental or hazardous waste, the related Eligible Asset was reviewed in accordance with the Borrower's established environmental review procedures;

(40) No Fraud. To the best of the Borrower's knowledge, no error, omission, misrepresentation, negligence, fraud or similar action occurred on the part of any person in connection with the origination of any Eligible Asset; and

(41) Ownership. The Borrower is the sole owner of record and holder of the Mortgage Asset; (ii) the Mortgage Asset is not assigned or pledged (other than as contemplated under the Loan Agreement), and the Borrower has good indefeasible and marketable title thereto, and has full right to transfer and pledge the Mortgage Asset therein to the Lender free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to pledge and assign each Mortgage Asset pursuant to this Loan Agreement.


                                  Schedule 1-6

                  Part II. Eligible Home Equity Mortgage Assets

                  As to each Home Equity Mortgage Asset included in the Borrowing Base on a Funding Date (and the related Mortgage, Mortgage Note, Assignment of Mortgage and Mortgaged Property), the Borrower shall be deemed to make the following representations and warranties to the Lender as of such date and as of each date Collateral Value is determined (in addition to the representations and warranties set forth in Part I of this Schedule 1). With respect to any representations and warranties made to the best of the Borrower's knowledge, in the event that it is discovered that the circumstances with respect to the related Mortgage Asset are not accurately reflected in such representation and warranty notwithstanding the knowledge or lack of knowledge of the Borrower, then, notwithstanding that such representation and warranty is made to the best of the Borrower's knowledge, such Mortgage Asset shall be assigned a Collateral Value of zero:

(1) Conformance With Underwriting Guidelines. Borrower represents and warrants to Lender with respect to each Home Equity Mortgage Asset consisting of an interest in a residential property in a pool of Eligible Assets that each such Eligible Asset shall have been originated in conformity with and meets, as of the Funding Date, underwriting guidelines no less stringent than those specified in Exhibit E attached hereto; provided, however, that from time to time the Borrower may propose reasonable changes to such Underwriting Guidelines and with Lender's written consent thereto (which consent shall not be unreasonably withheld), may amend such Underwriting Guidelines.


                                  Schedule 6-7

                                                                      SCHEDULE 2

                        FILING JURISDICTIONS AND OFFICES

                               Elmsford, New York,
                                State of New York


                                  Schedule 2-1

                                                                      SCHEDULE 3

                            LIST OF SETTLEMENT AGENTS


                                  Schedule 3-1

                                                                      SCHEDULE 4

                   AUTHORIZED REPRESENTATIVES OF THE BORROWER


                                  Schedule 4-1

                                                                      SCHEDULE 5

                              OTHER EXISTING LIENS


                                  Schedule 5-1

                                                                      SCHEDULE 6

                          EXISTING PURCHASE AGREEMENTS

1. Seller's Warranties and Servicing Agreement, the Purchase Agreement, and their accompanying documents, Group HE-1, closing date: March 31, 1997.

2. Seller's Warranties and Servicing Agreement, the Purchase Agreement, and their accompanying documents, Group HE-2, closing date: June 30, 1997.

3. Seller's Warranties and Servicing Agreement, the Purchase Agreement, and their accompanying documents, Group HE-4, closing date: October 30, 1997.

4. Seller's Warranties and Servicing Agreement, the Purchase Agreement, and their accompanying documents, Group HE-5, closing date: December 5, 1997.

5. Seller's Warranties and Servicing Agreement, the Purchase Agreement, and their accompanying documents, Group HE-6, closing date: January 21, 1998.

6. Seller's Warranties and Servicing Agreement, the Purchase Agreement, and their accompanying documents, Group HE-7, closing date: February 2, 1998.

7. Seller's Warranties and Servicing Agreement, the Purchase Agreement, and their accompanying documents, Group HE-8, closing date: February 17, 1998.

8. Seller's Warranties and Servicing Agreement, the Purchase Agreement, and their accompanying documents, Group HE-9, closing date: March 2, 1998.

9. Seller's Warranties and Servicing Agreement, the Purchase Agreement, and their accompanying documents, Group HE-10, closing date: March 19, 1998.

10. Seller's Warranties and Servicing Agreement, the Purchase Agreement, and their accompanying documents, Group HE-11, closing date: March 31, 1998.

11. Seller's Warranties and Servicing Agreement, the Purchase Agreement, and their accompanying documents, Group HE-12, closing date: April 13, 1998.

12. Seller's Warranties and Servicing Agreement, the Purchase Agreement, and their accompanying documents, Group SL-1, closing date: March 31, 1997.

13. Seller's Warranties and Servicing Agreement, the Purchase Agreement, and their accompanying documents, Group SL-2, closing date: June 30, 1997.

14. Seller's Warranties and Servicing Agreement, the Purchase Agreement, and their accompanying documents, Group SL-5, closing date: November 6, 1997.


                                  Schedule 6-1

15. Seller's Warranties and Servicing Agreement, the Purchase Agreement, and their accompanying documents, Group SL-6, closing date: December 5, 1997.

16. Seller's Warranties and Servicing Agreement, the Purchase Agreement, and their accompanying documents, Group SL-7, closing date: December 31, 1997.

17. Seller's Warranties and Servicing Agreement, the Purchase Agreement, and their accompanying documents, Group SL-8, closing date: January 21, 1998.

18. Seller's Warranties and Servicing Agreement, the Purchase Agreement, and their accompanying documents, Group SL-9, closing date: February 2, 1998.

19. Seller's Warranties and Servicing Agreement, the Purchase Agreement, and their accompanying documents, Group SL-10, closing date: February 17, 1998.

20. Seller's Warranties and Servicing Agreement, the Purchase Agreement, and their accompanying documents, Group SL-11, closing date: March 2, 1998.

21. Seller's Warranties and Servicing Agreement, the Purchase Agreement, and their accompanying documents, Group SL-12, closing date: March 19, 1998.

22. Seller's Warranties and Servicing Agreement, the Purchase Agreement, and their accompanying documents, Group SL-13, closing date: March 31, 1998.

23. Seller's Warranties and Servicing Agreement, the Purchase Agreement, and their accompanying documents, Group SL-14, closing date: April 13, 1998.

24.      Retained Yield Fund Agreement, dated as of December 31, 1997.

25. Servicing Rights Purchase and Assumption Agreement, dated as of December 31, 1997.

26. Amendment No. 1 to the Servicing Rights Purchase and Assumption Agreement, dated as of January 21, 1998.

27. Amendment No. 2 to the Servicing Rights Purchase and Assumption Agreement, dated as of February 2, 1998.

28. Amendment No. 3 to the Servicing Rights Purchase and Assumption Agreement, dated as of February 17, 1998.

29. Assignment and Assumption of the Retained Rights and Amendment of the Retained Yield Fund Agreement, dated as of February 26, 1998.

30. Assignment and Assumption of the Retained Rights and Amendment of the Retained Yield Fund Agreement, dated as of March 10, 1998.

31.      Amendment #3 to the Retained Yield Fund Agreement, dated as of
         April 8, 1998.


                                  Schedule 6-2

32. Amendment #4 to the Retained Yield Fund Agreement, dated as of April 30, 1998 (unsigned copy).

33.      Amendment No. 1 to Pledge Agreement, dated as of April 8, 1998.

34. Amendment No. 2 to Pledge Agreement, dated as of April 30, 1998 (unsigned copy).


                                  Schedule 6-3

                                                                 EXHIBIT A-1/A-2

                          FORM OF CUSTODIAL AGREEMENT

                        (stored as a separate document)

                                                                       EXHIBIT B

                     FORM OF OPINION OF COUNSEL TO BORROWER

                                [To be provided]

                                                                       EXHIBIT C

                  UNDERWRITING GUIDELINES FOR HOME EQUITY LOANS

            (on file with Greenwich Capital Financial Products, Inc.)

                                                                       EXHIBIT D

              UNDERWRITING GUIDELINES FOR HIGH LTV MORTGAGE ASSETS

            (on file with Greenwich Capital Financial Products, Inc.)

                                                                       EXHIBIT E

                              WHOLE LOAN AGREEMENT

                                [TO BE PROVIDED]

                                                                       EXHIBIT F

                       FORM OF BORROWING BASE CERTIFICATE

                                [TO BE PROVIDED]

                                                                       EXHIBIT G

                            DOCUMENT EXCEPTION CODES

------------------- ------------------------------------------------------------------------------ ---------------------
ASMP                ASSUMPTION AGREEMENT
------------------- ------------------------------------------------------------------------------ ---------------------
Exception #         Description                                                                    Fatal Exception
------------------- ------------------------------------------------------------------------------ ---------------------
    5500            Assumption agreement is missing
------------------- ------------------------------------------------------------------------------ ---------------------
    5501            Assumption agreement is not recorded
------------------- ------------------------------------------------------------------------------ ---------------------
    5502            Copy of assumption is unrecorded
------------------- ------------------------------------------------------------------------------ ---------------------
    5504            Assumption is missing borrower signature
------------------- ------------------------------------------------------------------------------ ---------------------
    5505            Copy of recorded assumption
------------------- ------------------------------------------------------------------------------ ---------------------

ASSC                CORPORATE ASSIGNMENT
------------------- ------------------------------------------------------------------------------ ---------------------
Exception #         Description                                                                    Fatal Exception
------------------- ------------------------------------------------------------------------------ ---------------------
    2500            Assignment is missing                                                          F
------------------- ------------------------------------------------------------------------------ ---------------------
    2504            Assignee is missing or incorrect
------------------- ------------------------------------------------------------------------------ ---------------------
    2508            Recording information is missing or does not agree with DOT
------------------- ------------------------------------------------------------------------------ ---------------------
    2509            Notary information is missing
------------------- ------------------------------------------------------------------------------ ---------------------
    2510            Name of issuer is missing or incorrect                                         F
------------------- ------------------------------------------------------------------------------ ---------------------
    2513            Legal description is missing or does not agree with DOT                        F
------------------- ------------------------------------------------------------------------------ ---------------------
    2515            Authorized signature is missing                                                F
------------------- ------------------------------------------------------------------------------ ---------------------
    2529            Assignment is a copy - unrecorded
------------------- ------------------------------------------------------------------------------ ---------------------
    2530            Original assignment - unrecorded
------------------- ------------------------------------------------------------------------------ ---------------------
    2531            Unexecuted copy in file - original out for signature
------------------- ------------------------------------------------------------------------------ ---------------------
    2534            Uncertified copy of a recorded Assignment                                      F
------------------- ------------------------------------------------------------------------------ ---------------------

------------------- ------------------------------------------------------------------------------ ---------------------
ASSN                INTERIM ASSIGNMENT
------------------- ------------------------------------------------------------------------------ ---------------------
Exception #         Description                                                                    Fatal Exception
------------------- ------------------------------------------------------------------------------ ---------------------
    2600            Interim assignment is missing                                                  F
------------------- ------------------------------------------------------------------------------ ---------------------
    2604            Assignee is missing or does not agree with endorsement
------------------- ------------------------------------------------------------------------------ ---------------------
    2608            Recording information or legal description is missing or does not agree with
                    DOT
------------------- ------------------------------------------------------------------------------ ---------------------
    2609            Notary information is missing or incorrect
------------------- ------------------------------------------------------------------------------ ---------------------
    2610            Name of issuer is missing or incorrect                                         F
------------------- ------------------------------------------------------------------------------ ---------------------
    2616            Authorized signature is missing                                                F
------------------- ------------------------------------------------------------------------------ ---------------------
    2617            Interim assignment is a company certified copy
------------------- ------------------------------------------------------------------------------ ---------------------
    2619            Copy of recorded interim assignment
------------------- ------------------------------------------------------------------------------ ---------------------
    2620            Document is a copy - unrecorded                                                F
------------------- ------------------------------------------------------------------------------ ---------------------
    2621            Original unrecorded interim assignment
------------------- ------------------------------------------------------------------------------ ---------------------

------------------- ------------------------------------------------------------------------------ ---------------------
DOFT                DEED OF TRUST
------------------- ------------------------------------------------------------------------------ ---------------------
Exception #         Description                                                                    Fatal Exception
------------------- ------------------------------------------------------------------------------ ---------------------
    3102            Recording information is incomplete
------------------- ------------------------------------------------------------------------------ ---------------------
    3103            Date does not agree with note                                                  F
------------------- ------------------------------------------------------------------------------ ---------------------
    3106            Beneficiary is missing or does not agree with note                             F
------------------- ------------------------------------------------------------------------------ ---------------------
    3107            County of property does not match county recorded in
------------------- ------------------------------------------------------------------------------ ---------------------
    3108            Legal description is missing                                                   F
------------------- ------------------------------------------------------------------------------ ---------------------
    3109            Loan amount is missing or does not agree with note                             F
------------------- ------------------------------------------------------------------------------ ---------------------
    3111            Deed of Trust/Mortgage is missing                                              F
------------------- ------------------------------------------------------------------------------ ---------------------
    3113            Notary information is missing or incorrect
------------------- ------------------------------------------------------------------------------ ---------------------
    3115            Rider(s) references herein not attached                                        F
------------------- ------------------------------------------------------------------------------ ---------------------
    3116            Rider does not have original signature(s)
------------------- ------------------------------------------------------------------------------ ---------------------
    3119            Document has "white cuts" no borrower initials                                 F
------------------- ------------------------------------------------------------------------------ ---------------------
    3120            Interest rate is missing or does not agree with schedule
------------------- ------------------------------------------------------------------------------ ---------------------
    3122            Paid amount does not agree with note
------------------- ------------------------------------------------------------------------------ ---------------------

------------------- ------------------------------------------------------------------------------ ---------------------
DOFT                DEED OF TRUST
------------------- ------------------------------------------------------------------------------ ---------------------
Exception #         Description                                                                    Fatal Exception
------------------- ------------------------------------------------------------------------------ ---------------------
    3124            Date of first payment is missing or does not agree with schedule
------------------- ------------------------------------------------------------------------------ ---------------------
    3125            Date of last payment is missing or does not agree with schedule
------------------- ------------------------------------------------------------------------------ ---------------------
    3128            Property address does not match schedule                                       F
------------------- ------------------------------------------------------------------------------ ---------------------
    3129            Rider to DOFT is not recorded
------------------- ------------------------------------------------------------------------------ ---------------------
    3130            Deed of Trust/Mortgage is not recorded
------------------- ------------------------------------------------------------------------------ ---------------------
    3131            Mortgage amount does not match schedule
------------------- ------------------------------------------------------------------------------ ---------------------
    3134            Mortgage amount written and numeric do not match
------------------- ------------------------------------------------------------------------------ ---------------------
    3135            Document missing borrower(s) signature                                         F
------------------- ------------------------------------------------------------------------------ ---------------------
    3136            Copy of ARM rider is unrecorded
------------------- ------------------------------------------------------------------------------ ---------------------
    3138            Copy of 1-4 family rider is unrecorded
------------------- ------------------------------------------------------------------------------ ---------------------
    3140            Copy of CONDO rider is unrecorded
------------------- ------------------------------------------------------------------------------ ---------------------
    3142            Copy of PUD rider is unrecorded
------------------- ------------------------------------------------------------------------------ ---------------------
    3144            Copy of BALLOON rider is unrecorded
------------------- ------------------------------------------------------------------------------ ---------------------
    3146            Copy of recorded ARM rider                                                     F
------------------- ------------------------------------------------------------------------------ ---------------------
    3147            Copy of recorded 1-4 family rider                                              F
------------------- ------------------------------------------------------------------------------ ---------------------
    3148            Original CONDO rider - unrecorded
------------------- ------------------------------------------------------------------------------ ---------------------
    3149            Copy of recorded CONDO rider                                                   F
------------------- ------------------------------------------------------------------------------ ---------------------
    3150            CONDO rider is missing borrower signature                                      F
------------------- ------------------------------------------------------------------------------ ---------------------
    3151            Missing PUD rider                                                              F
------------------- ------------------------------------------------------------------------------ ---------------------
    3152            Original PUD rider - unrecorded
------------------- ------------------------------------------------------------------------------ ---------------------
    3153            Copy of recorded PUD rider                                                     F
------------------- ------------------------------------------------------------------------------ ---------------------
    3154            Copy of recorded BALLOON rider                                                 F
------------------- ------------------------------------------------------------------------------ ---------------------
    3181            Copy of recorded Mortgage                                                      F
------------------- ------------------------------------------------------------------------------ ---------------------
    3182            Missing ARM rider                                                              F
------------------- ------------------------------------------------------------------------------ ---------------------
    3183            Original ARM rider - unrecorded
------------------- ------------------------------------------------------------------------------ ---------------------
    3184            ARM rider is missing borrower signature                                        F
------------------- ------------------------------------------------------------------------------ ---------------------
    3185            Missing 1-4 family rider                                                       F
------------------- ------------------------------------------------------------------------------ ---------------------
    3186            Original 1-4 family rider - unrecorded
------------------- ------------------------------------------------------------------------------ ---------------------
    3187            1-4 family rider is missing borrower signature                                 F
------------------- ------------------------------------------------------------------------------ ---------------------
    3188            Missing CONDO rider                                                            F
------------------- ------------------------------------------------------------------------------ ---------------------

------------------- ------------------------------------------------------------------------------ ---------------------
DOFT                DEED OF TRUST
------------------- ------------------------------------------------------------------------------ ---------------------
Exception #         Description                                                                    Fatal Exception
------------------- ------------------------------------------------------------------------------ ---------------------
    3189            PUD rider is missing borrower signature                                        F
------------------- ------------------------------------------------------------------------------ ---------------------
    3190            Missing BALLOON rider                                                          F
------------------- ------------------------------------------------------------------------------ ---------------------
    3191            Original BALLOON rider - unrecorded
------------------- ------------------------------------------------------------------------------ ---------------------
    3192            BALLOON rider is missing borrower signature                                    F
------------------- ------------------------------------------------------------------------------ ---------------------
    3195            Deed of Trust/Mortgage is a copy                                               F
------------------- ------------------------------------------------------------------------------ ---------------------
    3197            Deed of Trust/Mortgage is a cc'd copy
------------------- ------------------------------------------------------------------------------ ---------------------

------------------- ------------------------------------------------------------------------------ ---------------------
MOD                 MODIFICATION AGREEMENT
------------------- ------------------------------------------------------------------------------ ---------------------
Exception #         Description                                                                    Fatal Exception
------------------- ------------------------------------------------------------------------------ ---------------------
    5800            MOD is missing                                                                 F
------------------- ------------------------------------------------------------------------------ ---------------------
    5801            MOD is original - unrecorded
------------------- ------------------------------------------------------------------------------ ---------------------
    5802            MOD is a copy                                                                  F
------------------- ------------------------------------------------------------------------------ ---------------------
    5804            MOD is missing borrower signature                                              F
------------------- ------------------------------------------------------------------------------ ---------------------
    5805            Copy of recorded MOD                                                           F
------------------- ------------------------------------------------------------------------------ ---------------------

------------------- ------------------------------------------------------------------------------ ---------------------
NOTE                NOTE
------------------- ------------------------------------------------------------------------------ ---------------------
Exception #         Description                                                                    Fatal Exception
------------------- ------------------------------------------------------------------------------ ---------------------
    3700            Note is missing                                                                F
------------------- ------------------------------------------------------------------------------ ---------------------
    3703            Note amount is missing or does not agree with schedule                         F
------------------- ------------------------------------------------------------------------------ ---------------------
    3704            Date of last payment is missing or doesn't agree with schedule
------------------- ------------------------------------------------------------------------------ ---------------------
    3705            Interest rate is missing or does not agree with schedule
------------------- ------------------------------------------------------------------------------ ---------------------
    3706            PU is missing or does not agree with schedule
------------------- ------------------------------------------------------------------------------ ---------------------
    3707            Date of first payment is missing or does not agree with schedule
------------------- ------------------------------------------------------------------------------ ---------------------
    3708            Mortgagor name is missing or does not agree with schedule                      F
------------------- ------------------------------------------------------------------------------ ---------------------
    3709            Loan amount, alpha and numeric do not agree
------------------- ------------------------------------------------------------------------------ ---------------------
    3711            Interest rate, alpha and numeric do not agree
------------------- ------------------------------------------------------------------------------ ---------------------
    3712            PU, alpha and numeric do not agree
------------------- ------------------------------------------------------------------------------ ---------------------

------------------- ------------------------------------------------------------------------------ ---------------------
NOTE                NOTE
------------------- ------------------------------------------------------------------------------ ---------------------
Exception #         Description                                                                    Fatal Exception
------------------- ------------------------------------------------------------------------------ ---------------------
    3716            Endorsements are missing                                                       F
------------------- ------------------------------------------------------------------------------ ---------------------
    3718            Property address is missing or does not agree with schedule                    F
------------------- ------------------------------------------------------------------------------ ---------------------
    3719            Endorsements are incorrect                                                     F
------------------- ------------------------------------------------------------------------------ ---------------------
    3720            Note is incomplete (see text for details)                                      F
------------------- ------------------------------------------------------------------------------ ---------------------
    3721            Note is a copy                                                                 F
------------------- ------------------------------------------------------------------------------ ---------------------
    3722            Note has "white out" no borrower initials                                      F
------------------- ------------------------------------------------------------------------------ ---------------------
    3723            Endorsement(s) missing authorized signature                                    F
------------------- ------------------------------------------------------------------------------ ---------------------
    3724            Lost note affidavit with copy of note
------------------- ------------------------------------------------------------------------------ ---------------------
    3725            Incorrect note in file                                                         F
------------------- ------------------------------------------------------------------------------ ---------------------
    3728            Lost note affidavit - no note copy                                             F
------------------- ------------------------------------------------------------------------------ ---------------------

------------------- ------------------------------------------------------------------------------ ---------------------
PACT                PARTICIPATION CERTIFICATE
------------------- ------------------------------------------------------------------------------ ---------------------
Exception #         Description                                                                    Fatal Exception
------------------- ------------------------------------------------------------------------------ ---------------------
    3800            Participation certificate is missing                                           F
------------------- ------------------------------------------------------------------------------ ---------------------

------------------- ------------------------------------------------------------------------------ ---------------------
PMI                 PRIVATE MORTGAGE INSURANCE
------------------- ------------------------------------------------------------------------------ ---------------------
Exception #         Description                                                                    Fatal Exception
------------------- ------------------------------------------------------------------------------ ---------------------
    4000            PMI is missing
------------------- ------------------------------------------------------------------------------ ---------------------
    4012            Authorized signature is missing
------------------- ------------------------------------------------------------------------------ ---------------------
    4014            PMI is a copy
------------------- ------------------------------------------------------------------------------ ---------------------

------------------- ------------------------------------------------------------------------------ ---------------------
POFA                POWER OF ATTORNEY
------------------- ------------------------------------------------------------------------------ ---------------------
Exception #         Description                                                                    Fatal Exception
------------------- ------------------------------------------------------------------------------ ---------------------
    4100            Power of attorney is missing                                                   F
------------------- ------------------------------------------------------------------------------ ---------------------
    4104            Power of attorney is a copy                                                    F
------------------- ------------------------------------------------------------------------------ ---------------------
    4105            Power of attorney is original - unrecorded
------------------- ------------------------------------------------------------------------------ ---------------------
    4107            Recorded Power of attorney is a copy
------------------- ------------------------------------------------------------------------------ ---------------------

------------------- ------------------------------------------------------------------------------ ---------------------
SECA                SECURITY AGREEMENT
------------------- ------------------------------------------------------------------------------ ---------------------
Exception #         Description                                                                    Fatal Exception
------------------- ------------------------------------------------------------------------------ ---------------------
    4800            Security agreement is missing                                                  F
------------------- ------------------------------------------------------------------------------ ---------------------

------------------- ------------------------------------------------------------------------------ ---------------------
STCT                STOCK CERTIFICATE
------------------- ------------------------------------------------------------------------------ ---------------------
Exception #         Description                                                                    Fatal Exception
------------------- ------------------------------------------------------------------------------ ---------------------
    9030            Stock certificate is missing                                                   F
------------------- ------------------------------------------------------------------------------ ---------------------

------------------- ------------------------------------------------------------------------------ ---------------------
TPOL                TITLE POLICY
------------------- ------------------------------------------------------------------------------ ---------------------
Exception #         Description                                                                    Fatal Exception
------------------- ------------------------------------------------------------------------------ ---------------------
    4900            Title policy is missing                                                        F
------------------- ------------------------------------------------------------------------------ ---------------------
    4902            Amount of insurance does not match deed                                        F
------------------- ------------------------------------------------------------------------------ ---------------------
    4904            Name of insured is not the beneficiary of its assigns                          F
------------------- ------------------------------------------------------------------------------ ---------------------
    4905            Vesting information does not match deed                                        F
------------------- ------------------------------------------------------------------------------ ---------------------
    4906            Sch A - mortgage description has incorrect mortgage amount                     F
------------------- ------------------------------------------------------------------------------ ---------------------
    4907            Sch A - mortgage description has incorrect date of mortgage                    F
------------------- ------------------------------------------------------------------------------ ---------------------
    4908            Sch A - mortgage description has incorrect trustor
------------------- ------------------------------------------------------------------------------ ---------------------
    4909            Sch A - mortgage description has incorrect trustee                             F
------------------- ------------------------------------------------------------------------------ ---------------------
    4910            Sch A - mortgage description has incorrect beneficiary                         F
------------------- ------------------------------------------------------------------------------ ---------------------

------------------- ------------------------------------------------------------------------------ ---------------------
TPOL                TITLE POLICY
------------------- ------------------------------------------------------------------------------ ---------------------
Exception #         Description                                                                    Fatal Exception
------------------- ------------------------------------------------------------------------------ ---------------------
    4911            Sch A - mortgage description has incorrect recording date
------------------- ------------------------------------------------------------------------------ ---------------------
    4912            Sch A - mortgage description has incorrect recording data
------------------- ------------------------------------------------------------------------------ ---------------------
    4913            Sch A - mortgage description has incorrect assignment information (if shown)   F
------------------- ------------------------------------------------------------------------------ ---------------------
    4915            Legal description does not match deed                                          F
------------------- ------------------------------------------------------------------------------ ---------------------
    4916            Schedule B parts I and II are missing                                          F
------------------- ------------------------------------------------------------------------------ ---------------------
    4920            Title policy is missing authorized signature                                   F
------------------- ------------------------------------------------------------------------------ ---------------------
    4921            Endorsement(s) to policy is missing signature                                  F
------------------- ------------------------------------------------------------------------------ ---------------------
    4923            Schedule A is missing                                                          F
------------------- ------------------------------------------------------------------------------ ---------------------
    4925            Title policy is missing cover                                                  F
------------------- ------------------------------------------------------------------------------ ---------------------
    4926            Date of Title policy (see text for details)
------------------- ------------------------------------------------------------------------------ ---------------------
    4933            Title policy is missing recording information
------------------- ------------------------------------------------------------------------------ ---------------------
    4934            Document is a commitment/preliminary report                                    F
------------------- ------------------------------------------------------------------------------ ---------------------
    4935            Title policy is a copy                                                         F
------------------- ------------------------------------------------------------------------------ ---------------------

------------------- ------------------------------------------------------------------------------ ---------------------
XCON                EXTENSION & CONSOLIDATION & MODIFICATION
------------------- ------------------------------------------------------------------------------ ---------------------
Exception #         Description                                                                    Fatal Exception
------------------- ------------------------------------------------------------------------------ ---------------------
    5600            Original extension/consolidation - unrecorded
------------------- ------------------------------------------------------------------------------ ---------------------
    5601            XCON is a copy                                                                 F
------------------- ------------------------------------------------------------------------------ ---------------------
    5602            XCON is missing                                                                F
------------------- ------------------------------------------------------------------------------ ---------------------

                                                                       EXHIBIT H

                          FORM OF REQUEST FOR BORROWING


                                      C-1